                                                ALLSTATE LIFE INSURANCE COMPANY
                                         P.O. Box 70179, Philadelphia, PA 19176

 ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES ("B SERIES")

 ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES ("L SERIES")

 ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES ("X SERIES")

 Flexible Premium Deferred Annuities

 PROSPECTUS: July 27, 2007

                      ------------------------

 This prospectus describes three different flexible premium deferred annuity classes offered by Allstate Life Insurance Company ("Allstate Life", "we", "our", or "us"). Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an "Annuity", and to the classes collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix B entitled "Selecting the Variable Annuity That's Right for You". Please note that the total asset-based charges and the Contingent Deferred Sales Charge (CDSC) for the X Series are higher than the B Series or the L Series. These additional charges may more than offset the amount of the Purchase Credit provided by the X Series. There may also be differences in the compensation paid to your Financial Professional for each Annuity. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features offered generally under the Annuity. Alternatively, such firms may restrict the availability of the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your registered representative for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Financial Professional. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

 THE SUB-ACCOUNTS
 Each Sub-account of the Allstate Financial Advisors Separate Account I ("Separate Account") invests in an underlying mutual fund portfolio ("Portfolio"). Currently, portfolios of Advanced Series Trust (formerly named American Skandia Trust) are being offered. See the following page for a complete list of Sub-accounts.

 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information, dated July 27, 2007 that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 67. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549. (See file number 333-141909). These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

                 FOR FURTHER INFORMATION CALL: 1-866-695-2647
 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

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 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                              INVESTMENT OPTIONS

                             Advanced Series Trust
   AST Advanced Strategies
   AST Aggressive Asset Allocation
   AST AllianceBernstein Core Value
   AST AllianceBernstein Managed Index 500
   AST AllianceBernstein Growth & Income
   AST American Century Income & Growth
   AST American Century Strategic Allocation
   AST Balanced Asset Allocation
   AST Capital Growth Asset Allocation
   AST Cohen & Steers Realty
   AST Conservative Asset Allocation
   AST DeAM Large-Cap Value
   AST DeAM Small-Cap Value
   AST Federated Aggressive Growth
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Mid-Cap Growth
   AST High Yield
   AST International Growth
   AST International Value
   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Bond Debenture
   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman Mid-Cap Value
   AST Neuberger Berman Small-Cap Growth Portfolio
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Natural Resources
   AST UBS Dynamic Alpha

                                   CONTENTS

INTRODUCTION..............................................................................  1

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?.....................................  1
 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?......................................  1
 HOW DO I PURCHASE ONE OF THE ANNUITIES?..................................................  2

GLOSSARY OF TERMS.........................................................................  3

SUMMARY OF CONTRACT FEES AND CHARGES......................................................  5

EXPENSE EXAMPLES..........................................................................  9

INVESTMENT OPTIONS........................................................................ 10

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?....................... 10
 WHAT ARE THE FIXED RATE OPTIONS?......................................................... 17

FEES AND CHARGES.......................................................................... 18

 WHAT ARE THE CONTRACT FEES AND CHARGES?.................................................. 18
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?............................................ 20
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?................................ 20
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES................................................ 20

PURCHASING YOUR ANNUITY................................................................... 21

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?........................... 21

MANAGING YOUR ANNUITY..................................................................... 22

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?.......................... 22
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?............................................. 22
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?................................................. 22
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?............................. 22
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?......................... 22

MANAGING YOUR ACCOUNT VALUE............................................................... 23

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?............................................. 23
 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?.................................. 23
 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?................ 23
 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?................................... 23
 HOW IS EACH PURCHASE CREDIT APPLIED TO MY ACCOUNT VALUE?................................. 23
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?............... 24
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?................................ 25
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?......................................... 26
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?..... 26

ACCESS TO ACCOUNT VALUE................................................................... 27

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?......................................... 27
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?............................................ 27
 CAN I WITHDRAW A PORTION OF MY ANNUITY?.................................................. 27
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWALS?........................................... 27
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?.......... 28
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?.................................................................................. 28
 WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?....................... 28
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?................................................ 28
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?.............................. 29
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?............................................. 29
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?..................................... 30

LIVING BENEFIT PROGRAMS................................................................... 31

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?............................................................................. 31
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)................................................. 31
 TRUEINCOME............................................................................... 35

  TRUEINCOME--SPOUSAL......................................................  39
  TRUEINCOME--HIGHEST DAILY................................................  43

DEATH BENEFIT..............................................................  49

  WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?............................  49
  BASIC DEATH BENEFIT......................................................  49
  OPTIONAL DEATH BENEFITS..................................................  49
  PAYMENT OF DEATH BENEFITS................................................  52

VALUING YOUR INVESTMENT....................................................  55

  HOW IS MY ACCOUNT VALUE DETERMINED?......................................  55
  WHAT IS THE SURRENDER VALUE OF MY ANNUITY?...............................  55
  HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?..............................  55
  WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?..............................  55

TAX CONSIDERATIONS.........................................................  57

GENERAL INFORMATION........................................................  64

  HOW WILL I RECEIVE STATEMENTS AND REPORTS?...............................  64
  WHO IS ALLSTATE LIFE?....................................................  64
  WHAT IS THE SEPARATE ACCOUNT?............................................  64
  WHAT IS THE LEGAL STRUCTURE OF THE PORTFOLIOS?...........................  64
  WHO DISTRIBUTES ANNUITIES OFFERED BY ALLSTATE LIFE?......................  65
  FINANCIAL STATEMENTS.....................................................  67
  HOW TO CONTACT US........................................................  67
  LEGAL MATTERS............................................................  67
  CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION......................  67

APPENDIX A - ACCUMULATION UNIT VALUES...................................... A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU........... B-1

APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS........................ C-1

APPENDIX D - ASSET TRANSFER FORMULA UNDER TRUEINCOME--HIGHEST DAILY........ D-1

                                 INTRODUCTION

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?
 The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for certain individual "qualified" investments, including an IRA, SEP-IRA, and Roth IRA. Each Annuity may also be used as an investment vehicle for "non-qualified" investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Rate Options. This Prospectus describes three different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity's features, please refer to Appendix B entitled, "Selecting the Variable Annuity That's Right for You."

 When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. An Annuity purchased as a non-qualified investment is not subject to the maximum contribution limits that may apply to a qualified investment, and is not subject to required minimum distributions after age 70 1/2.

 When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous Sub-accounts offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?

..    Each Annuity is a "flexible premium deferred annuity." It is called
     "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

..    Each Annuity offers both Sub-accounts and Fixed Rate Options. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Rate Option interest is guaranteed by us.

..    Each Annuity features two distinct periods - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

..    During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis only.

..    Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

..    Each Annuity offers a basic Death Benefit. It also offers optional Death
     Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

..    You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply.

 Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

 WITH RESPECT TO THE X SERIES ONLY:

..    If you purchase this Annuity, we apply an additional amount ("Purchase
     Credit") to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments.

..    Please note that the total asset-based charges for the X Series are higher than the B Series or the L Series. In addition, the Contingent Deferred Sales Charge (CDSC) on this Annuity is higher and is deducted for a longer period of time as compared to our other annuities. These additional charges may more than offset the amount of the Purchase Credit provided by the X Series. The Purchase Credit amount is included in your Account Value.

..    Allstate Life may take back all Purchase Credits if you return your
     Annuity under the "free-look" provision. In addition, Allstate Life may take back Purchase Credits associated with any Purchase Payment if (a) the Purchase Credit was applied within twelve (12) months prior to the death of the Owner (or Annuitant if entity-owned) or (b) the Purchase Credit was applied within 12 months prior to a request to surrender the Annuity under the medically-related surrender provision. In these situations, your Account Value could be substantially reduced. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we take back the Purchase Credit amount.

..    Beginning on the tenth Annuity Anniversary and on every Annuity
     Anniversary thereafter, we add a Longevity Credit to your Account Value with respect to Purchase Payments that have been in your Annuity more than 9 full Annuity years less withdrawals, subject to our rules and State availability.

..    Purchase Credits applied to Purchase Payments are not intended to offset surrender charge(s) of any annuity contract you may currently own. When replacing your current annuity, please consider all charges associated with that annuity. For more information on all available annuity classes, please see Appendix B of this prospectus.

 HOW DO I PURCHASE ONE OF THE ANNUITIES?
 We sell each Annuity through licensed, registered Financial Professionals. Each Annuity has minimum initial Purchase Payments as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer program under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series, and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If the Annuity is owned by an entity, the annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity, on the date the benefit is elected or the date of the Owner's death.

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value
 The value of each allocation to a Sub-account or a Fixed Rate Option prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply, and any Purchase Credits we applied to your Purchase Payments that we are entitled to recover under certain circumstances and the Account Value includes any Longevity Credit we apply.

 Annuitization
 The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments, or for life with a guaranteed minimum number of payments.

 Annuity Date
 The date you choose for annuity payments to commence. The Annuity Date must be no later than the first day of the month coinciding with or next following the 95/th/ birthday of the older of the Owner or Annuitant (unless we agree to another date).

 Annuity Year
 A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 Benefit Fixed Rate Account
 An investment option offered as part of this Annuity that is used only if you have elected TrueIncome--Highest Daily. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of TrueIncome--Highest Daily.

 Code
 The Internal Revenue Code of 1986, as amended from time to time.

 Combination 5% Roll-Up And HAV Death Benefit
 We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit or a 5% annual increase on Purchase Payments adjusted for withdrawals.

 Contingent Deferred Sales Charge (CDSC)
 This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 Fixed Rate Option
 An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 Free Look
 Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity contract for more details about your free look right.

 Guaranteed Minimum Income Benefit (GMIB)
 We offer a program that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

 Guarantee Period
 A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

 Highest Daily Value Death Benefit ("HDV")
 We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit or the Highest Daily Value, less proportional withdrawals.

 Insurance Charge
 "Insurance Charge" refers to the combination of the Mortality & Expense Risk Charge and the Administration Charge.

 Issue Date
 The effective date of your Annuity.

 Owner
 With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 Sub-Account
 We issue your Annuity through our Separate Account. See "What is the Separate Account?" under the General Information section. The Separate Account invests in underlying mutual fund portfolios ("Portfolios"). From an accounting perspective, we divide the Separate Account into a number of sections, each of which corresponds to a particular Portfolio. We refer to each such section of our Separate Account as a "Sub-account".

 Protected Income Value
 Under the optional Guaranteed Minimum Income Benefit (GMIB), the Protected Income Value is a calculation that determines the basis for guaranteed annuity payments.

 Protected Withdrawal Value
 Under the optional TrueIncome, TrueIncome--Spousal, and TrueIncome--Highest Daily, the Protected Withdrawal Value is a calculation that determines the basis for guaranteed withdrawals.

 Surrender Value
 The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

 TrueIncome
 We offer a program that, for an additional cost, guarantees your ability to withdraw amounts equal to a percentage of an initial principal value, regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals.

 TrueIncome--Highest Daily
 An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 TrueIncome--Spousal
 We offer a program that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to 5% of an initial principal value regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals.

 Unit
 A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day
 Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each Portfolio assesses a charge for investment management, other expenses and if applicable, a 12b-1 charge. The prospectus for each Portfolio provides more detailed information about the expenses for the Portfolio.

 The following table provides a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                       YOUR TRANSACTION FEES AND CHARGES
                        (assessed against each Annuity)

                     CONTINGENT DEFERRED SALES CHARGE/ 1/
         -------------------------------------------------------------
                                   B SERIES
         -------------------------------------------------------------
         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
         -------------------------------------------------------------
         7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%   --     --
         -------------------------------------------------------------

                                   L SERIES
         -------------------------------------------------------------
         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
         -------------------------------------------------------------
         7.0%  7.0%  6.0%  5.0%  0.0%   --    --    --    --     --
         -------------------------------------------------------------

                                   X SERIES
         -------------------------------------------------------------
         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
         -------------------------------------------------------------
         9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
         -------------------------------------------------------------

                 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1.

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                        OTHER TRANSACTION FEES AND CHARGES
----------------------------------------------------------------------------------
   FEE/CHARGE          B SERIES              L SERIES              X SERIES
----------------------------------------------------------------------------------
Transfer Fee/ 2/ $20.00 maximum charge $20.00 maximum charge $20.00 maximum charge
                 $10.00 current charge $10.00 current charge $10.00 current charge
----------------------------------------------------------------------------------
Tax Charge/ 3/        0% to 3.5%            0% to 3.5%            0% to 3.5%
----------------------------------------------------------------------------------

 2 Currently, we deduct $10 for each transfer after the 20/th/ transfer each Annuity Year. The maximum we may charge is $20 per transfer after the 8/th/ transfer each Annuity Year.
 3 This charge is deducted generally at the time you annuitize your contract. The charge is a percentage that is applied to the amount that is annuitized, and the percentage varies by jurisdiction.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

---------------------------------------------------------------------------------------
                          YOUR PERIODIC FEES AND CHARGES
                         (assessed against each Annuity)
---------------------------------------------------------------------------------------
    FEE/CHARGE             B SERIES              L SERIES              X SERIES
---------------------------------------------------------------------------------------
Annual Maintenance     Smaller of $35 or     Smaller of $35 or     Smaller of $35 or
Fee *                 2% of Account Value   2% of Account Value   2% of Account Value
                               *                     *                     *
---------------------------------------------------------------------------------------

 * Only applicable if Account Value is less than $100,000 (assessed annually on the Annuity's anniversary date or upon surrender). If you are a beneficiary under the Beneficiary Continuation Option, the Annual Maintenance Fee is the smaller of $30 or 2% of Account Value if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.


---------------------------------------------------------------------------------------
ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS/ 1/
(assessed as a percentage of the daily net assets of the sub-accounts)
---------------------------------------------------------------------------------------
    FEE/CHARGE             B SERIES              L SERIES              X SERIES
---------------------------------------------------------------------------------------
Mortality & Expense          1.00%                 1.35%                 1.40%
Risk Charge/ 2/
---------------------------------------------------------------------------------------
Administration               0.15%                 0.15%                 0.15%
Charge/ 2/
---------------------------------------------------------------------------------------
Settlement Service           1.00%                 1.00%                 1.00%
Charge/ 3/
---------------------------------------------------------------------------------------
Total Annual                 1.15%                 1.50%                 1.55%
Charges of the
Sub-accounts
---------------------------------------------------------------------------------------

 (1)These charges are deducted daily and apply to the Sub-accounts only.
 (2)The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 (3)The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option. The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. Please refer to the section of this Prospectus that describes the Beneficiary Continuation Option for more detailed information about these options, including certain restrictions and limitations that may apply.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.

----------------------------------------------------------------------------------------------------------
                                 YOUR OPTIONAL BENEFIT FEES AND CHARGES
----------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                  OPTIONAL           TOTAL           TOTAL           TOTAL
                                          BENEFIT FEE/         ANNUAL          ANNUAL          ANNUAL
                                             CHARGE         CHARGE/ (1)/    CHARGE/ (1)/    CHARGE/ (1)/
                                                            FOR B SERIES    FOR L SERIES    FOR X SERIES
----------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM INCOME BENEFIT      (2.00% maximum)/ 2/ (3.15% maximum) (3.50% maximum) (3.55% maximum)
(GMIB)                                   0.50% currently   1.65% currently 2.00% currently 2.05% currently
----------------------------------------------------------------------------------------------------------

TRUEINCOME                             (1.50% maximum)/ 3/ (2.65% maximum) (3.00% maximum) (3.05% maximum)
                                         0.60% currently   1.75% currently 2.10% currently 2.15% currently
----------------------------------------------------------------------------------------------------------

TRUEINCOME--SPOUSAL                    (1.50% maximum)/ 3/ (2.65% maximum) (3.00% maximum) (3.05% maximum)
                                         0.75% currently   1.90% currently 2.25% currently 2.30% currently
----------------------------------------------------------------------------------------------------------

TRUEINCOME--HIGHEST DAILY              (1.50% maximum)/ 3/ (2.65% maximum) (3.00% maximum) (3.05% maximum)
                                         0.60% currently   1.75% currently 2.10% currently 2.15% currently
----------------------------------------------------------------------------------------------------------

COMBINATION 5% ROLL-UP AND HAV DEATH        0.50%/ 4/           1.65%           2.00%           2.05%
BENEFIT
----------------------------------------------------------------------------------------------------------

HIGHEST DAILY VALUE DEATH BENEFIT           0.50%/ 4/           1.65%           2.00%           2.05%
("HDV")
----------------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------------------------------

 (1)The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
 (2)We reserve the right to increase the charge for GMIB to a maximum of 2.00% upon any reset of the Protected Income Value or upon a new election. The charge is assessed as a percentage of the average Protected Income Value during each year and deducted annually (and upon certain withdrawals) in arrears each Annuity Year.
 (3)We have the right to increase the charge for each of these benefits up to the 1.50% maximum upon a step-up, or for a new election of each such benefit. However, we have no present intention of increasing the charges for those benefits to that maximum level. The charge is assessed annually as a percentage of the average daily net assets of the Sub-accounts.
 (4)Assessed annually as a percentage of the average daily net assets of the Sub-accounts.

 The following table provides the range (minimum and maximum) of the total annual expenses for the Portfolios as of December 31, 2006. Each figure is stated as a percentage of the Portfolio's average daily net assets.

-----------------------------------------------------------------------------------------------------------------------
                                     TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------
                                                       MINIMUM                                 MAXIMUM
-----------------------------------------------------------------------------------------------------------------------
Total Portfolio Operating Expenses                      0.61%                                   1.25%
-----------------------------------------------------------------------------------------------------------------------

 The following are the total annual expenses for each Portfolio as of December 31, 2006 except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the Portfolio's investment management fee, other expenses, and any 12b-1 fees. Each figure is stated as a percentage of the Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the Portfolio before it provides Allstate Life with the daily net asset value. The Portfolio information was provided by the Portfolio company and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details. The current prospectus and statement of additional information for the Portfolios can be obtained by calling 1-866-695-2647.

--------------------------------------------------------------------------------------------------------
                                      PORTFOLIO ANNUAL EXPENSES
               (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------
                  PORTFOLIO                             For the year ended December 31, 2006
                                               -------------------------------------------------------
                                                                                                 Total
                                                                                   Acquired     Annual
                                               Investment                          Portfolio   Portfolio
                                               Management    Other                  Fees &     Operating
                                                  Fees    Expenses /1/ 12b-1 Fees Expenses /2/ Expenses
-                                              ---------------------------------------------------------
Advanced Series Trust /3/
 AST Advanced Strategies                         0.85%       0.24%       0.00%       0.00%       1.09%
 AST Aggressive Asset Allocation                 0.15%       0.05%       0.00%       0.99%       1.19%
 AST AllianceBernstein Core Value                0.75%       0.14%       0.00%       0.00%       0.89%
 AST AllianceBernstein Managed Index 500         0.60%       0.14%       0.00%       0.00%       0.74%
 AST AllianceBernstein Growth & Income           0.75%       0.11%       0.00%       0.00%       0.86%
 AST American Century Income & Growth            0.75%       0.15%       0.00%       0.00%       0.90%
 AST American Century Strategic Allocation /4/   0.85%       0.21%       0.00%       0.00%       1.06%
 AST Balanced Asset Allocation                   0.15%       0.02%       0.00%       0.90%       1.07%
 AST Capital Growth Asset Allocation             0.15%       0.02%       0.00%       0.95%       1.12%
 AST Cohen & Steers Realty                       1.00%       0.13%       0.00%       0.00%       1.13%
 AST Conservative Asset Allocation               0.15%       0.04%       0.00%       0.89%       1.08%
 AST DeAM Large-Cap Value                        0.85%       0.15%       0.00%       0.00%       1.00%
 AST DeAM Small-Cap Value                        0.95%       0.23%       0.00%       0.00%       1.18%
 AST Federated Aggressive Growth                 0.95%       0.14%       0.00%       0.00%       1.09%
 AST First Trust Balanced Target                 0.85%       0.21%       0.00%       0.00%       1.06%
 AST First Trust Capital Appreciation Target     0.85%       0.19%       0.00%       0.00%       1.04%
 AST Goldman Sachs Concentrated Growth           0.90%       0.13%       0.00%       0.00%       1.03%
 AST Goldman Sachs Mid-Cap Growth                1.00%       0.15%       0.00%       0.00%       1.15%
 AST High Yield /5/                              0.75%       0.15%       0.00%       0.00%       0.90%
 AST International Growth /6/                    1.00%       0.15%       0.00%       0.00%       1.15%
 AST International Value /7/                     1.00%       0.13%       0.00%       0.00%       1.13%
 AST JPMorgan International Equity               0.87%       0.16%       0.00%       0.00%       1.03%
 AST Large-Cap Value                             0.75%       0.11%       0.00%       0.00%       0.86%
 AST Lord Abbett Bond Debenture                  0.80%       0.14%       0.00%       0.00%       0.94%
 AST Marsico Capital Growth                      0.90%       0.11%       0.00%       0.00%       1.01%
 AST MFS Global Equity                           1.00%       0.25%       0.00%       0.00%       1.25%
 AST MFS Growth                                  0.90%       0.13%       0.00%       0.00%       1.03%
 AST Mid-Cap Value                               0.95%       0.21%       0.00%       0.00%       1.16%
 AST Money Market                                0.50%       0.11%       0.00%       0.00%       0.61%
 AST Neuberger Berman Mid-Cap Growth             0.90%       0.14%       0.00%       0.00%       1.04%
 AST Neuberger Berman Mid-Cap Value              0.89%       0.11%       0.00%       0.00%       1.00%
 AST Neuberger Berman Small-Cap Growth /8/       0.95%       0.16%       0.00%       0.00%       1.11%

----------------------------------------------------------------------------------------------
                                 PORTFOLIO ANNUAL EXPENSES
               (as a percentage of the average net assets of the portfolios)
----------------------------------------------------------------------------------------------
             PORTFOLIO                        For the year ended December 31, 2006
                                     -------------------------------------------------------
                                                                                       Total
                                                                         Acquired     Annual
                                     Investment                          Portfolio   Portfolio
                                     Management    Other                  Fees &     Operating
                                        Fees    Expenses /1/ 12b-1 Fees Expenses /2/ Expenses
-                                    ---------------------------------------------------------
 AST PIMCO Limited Maturity Bond       0.65%       0.12%       0.00%       0.00%       0.77%
 AST PIMCO Total Return Bond           0.65%       0.12%       0.00%       0.00%       0.77%
 AST Preservation Asset Allocation     0.15%       0.08%       0.00%       0.82%       1.05%
 AST Small-Cap Growth                  0.90%       0.18%       0.00%       0.00%       1.08%
 AST Small-Cap Value /9/               0.90%       0.13%       0.00%       0.00%       1.03%
 AST T. Rowe Price Asset Allocation    0.85%       0.14%       0.00%       0.00%       0.99%
 AST T. Rowe Price Large-Cap Growth    0.90%       0.11%       0.00%       0.00%       1.01%
 AST T. Rowe Price Global Bond         0.80%       0.16%       0.00%       0.00%       0.96%
 AST T. Rowe Price Natural Resources   0.90%       0.18%       0.00%       0.00%       1.08%
 AST UBS Dynamic Alpha /10/            1.00%       0.21%       0.00%       0.00%       1.21%

 1: As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of each Annuity under which they compensate our service providers for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each portfolio and, "Service Fees payable to Allstate Life," later in this prospectus.
 2: The AST Aggressive Asset Allocation, the AST Balanced Asset Allocation, the
    AST Capital Growth Asset Allocation, the AST Conservative Asset Allocation and the AST Preservation Asset Allocation Portfolios (the "Dynamic Asset Allocation Portfolios") each invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio invests in shares of other Portfolios of the Advanced Series Trust, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Dynamic Asset Allocation Portfolio invested during the year ended December 31, 2006. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when they purchase or redeem shares of the Acquired Portfolios. Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables in the prospectus for the Portfolios.
 3: The total actual operating expenses for certain of the Portfolios listed above for the year ended December 31, 2006 were less than the amounts shown in the table above, due to fee waivers, reimbursement of expenses, and expense offset arrangements ("Arrangements"). These Arrangements are voluntary and may be terminated at any time. In addition, the Arrangements may be modified periodically. For more information regarding the Arrangements, please see the prospectus and statement of additional information for the Portfolios.
 4: Prior to May 1, 2007 the Portfolio was named the "AST American Century
    Strategic Balanced Portfolio."
 5: Effective June 16, 2006, Goldman Sachs Asset Management L.P. no longer serves as a Co-Sub-advisor to the Portfolio.
 6: Effective November 13, 2006, Marsico Capital Management, LLC became a sub-advisor to the Portfolio along with William Blair & Company, LLC. Prior to November 13, 2006, William Blair & Company, LLC served as the sole Sub-advisor of the Portfolio, then named the "AST William Blair International Growth Portfolio."
 7: Effective November 13, 2006, Thornburg Investment Management, Inc. became a
    Sub-advisor to the Portfolio along with LSV Asset Management. Prior to November 13, 2006, LSV Asset Management served as the sole Sub-advisor of the Portfolio, then named the "AST LSV International Value Portfolio."
 8: Effective May 1, 2007, Neuberger Berman Management, Inc. became Sub-advisor to the Portfolio. Prior to May 1, 2007, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named the "AST DeAM Small-Cap Growth Portfolio."
 9: Effective December 2006, Salomon Brothers Asset Management, Inc. one of the
    Co-Sub-advisors to the Portfolio changed its name to ClearBridge Advisors, LLC.
 10:Prior to May 1, 2007 the Portfolio was named the "AST Global Allocation
    Portfolio." Expenses shown are the annualized estimated operating expense for AST UBS Dynamic Alpha Portfolio effective May 1, 2007. Operating expenses for the AST Global Allocation Portfolio based upon the year ended December 31, 2006 would be as follows: Shareholder Fees (fees paid directly from your investment) - None; Management Fees - .10%; Distribution (12b-1) Fees - None; Other Expenses - .09%; Acquired Portfolio Fees & Expenses - .88%; Total Annual Portfolio Operating Expenses - 1.07%.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Allstate Life Annuity with the cost of investing in other Allstate Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods if you invested $10,000 in the Annuity and your investment had a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
..   Insurance Charge
..   Contingent Deferred Sales Charge (when and if applicable)
..   Annual Maintenance Fee

 The examples also assume the following for the period shown:
..   You allocate all of your Account Value to the Sub-account with the maximum total operating expenses, and those expenses remain the same each year
..   You make no withdrawals of Account Value
..   You make no transfers, or other transactions for which we charge a fee
..   No tax charge applies
..   You elect the Guaranteed Minimum Income Benefit (GMIB) and the Highest
    Daily Value Death Benefit (the maximum combination of optional benefit charges). The maximum charge, rather than the current charge, is deducted for these benefits in the examples.
..   For the X Series example, the Purchase Credit applicable to the Annuity is
    5% of the Purchase Payment*
..   For the X Series example, the Longevity Credit does not apply.

 Amounts shown in the examples are rounded to the nearest dollar.

 * The Purchase Credit that is applied to Purchase Payments received depends upon the age of the Owner when the Purchase Payment was made. (See "How do I Receive Purchase Credits?")

 The examples are illustrative only--they should not be considered a representation of past or future expenses of the Portfolios--actual expenses will be less than those shown if you elect a different combination of optional benefits than indicated in the examples or if you allocate Account Value to any other available Sub-accounts.

 Expense Examples are provided as follows: 1.) if you surrender the Annuity at the end of the stated time period; 2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity. Since the Annuities are first being offered as of the effective date of this prospectus, no accumulation values are available.

 If you surrender your annuity at the end of the applicable time period:

                                1 yr  3 yrs  5 yrs  10 yrs
                      ------------------------------------
                      B Series $1,154 $2,019 $2,879 $5,185
                      ------------------------------------
                      L Series $1,188 $2,205 $2,758 $5,435
                      ------------------------------------
                      X Series $1,373 $2,399 $3,319 $5,470
                      ------------------------------------

 If you annuitize your annuity at the end of the applicable time period:/ 1/

                                1 yr 3 yrs 5 yrs  10 yrs
                       ---------------------------------
                       B Series N/A   N/A  $2,609 $5,185
                       ---------------------------------
                       L Series N/A   N/A  $2,758 $5,435
                       ---------------------------------
                       X Series N/A   N/A  $2,779 $5,470
                       ---------------------------------

 If you do not surrender your annuity:

                                1 yr 3 yrs  5 yrs  10 yrs
                       ----------------------------------
                       B Series $524 $1,569 $2,609 $5,185
                       ----------------------------------
                       L Series $558 $1,665 $2,758 $5,435
                       ----------------------------------
                       X Series $563 $1,679 $2,779 $5,470
                       ----------------------------------

 1  You may not annuitize in the first three (3) Annuity Years.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of the Allstate Financial Advisors Separate Account I (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any Portfolio will meet its investment objective. The Portfolios that you select are your choice--we do not recommend or endorse any particular Portfolio.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of The Prudential Insurance Company of America. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the Portfolios can be obtained by calling 1-866-695-2647.

 Not all Portfolios offered as Sub-accounts are available if you elect certain optional benefits. The following table lists the currently allowable investment options when you choose certain optional benefits:

   If you select any one of               Then you may only invest among the
   the following optional benefits:       following Sub-accounts (the
                                          "Permitted Sub-accounts"):
   TrueIncome                            AST Capital Growth Asset Allocation
                                         Portfolio
   TrueIncome--Spousal                   AST Balanced Asset Allocation
                                         Portfolio
                                         AST Conservative Asset Allocation
                                         Portfolio
   TrueIncome--Highest Daily             AST Preservation Asset Allocation
                                         Portfolio
                                         AST Advanced Strategies Portfolio
   Highest Daily Value Death Benefit     AST First Trust Balanced Target
                                         Portfolio
                                         AST First Trust Capital Appreciation
                                         Target Portfolio
                                         AST T. Rowe Price Asset Allocation
                                         Portfolio
 ------------------------------------------------------------------------------

 Additional Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

    -----------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
                        ADVANCED SERIES TRUST
    -----------------------------------------------------------------------
       ASSET    AST Advanced Strategies Portfolio:          LSV Asset
    ALLOCATION/ seeks a high level of absolute             Management;
     BALANCED   return. The Portfolio invests            Marsico Capital
                primarily in a diversified portfolio     Management, LLC;
                of equity and fixed income securities   Pacific Investment
                across different investment                 Management
                categories and investment managers.        Company LLC
                The Portfolio pursues a combination      (PIMCO); T. Rowe
                of traditional and non-traditional      Price Associates,
                investment strategies.                 Inc.; William Blair
                                                        & Company, L.L.C.
    -----------------------------------------------------------------------
       ASSET    AST Aggressive Asset Allocation        Prudential Annuities
    ALLOCATION/ Portfolio: seeks the highest                Investment
     BALANCED   potential total return consistent        Services, Inc./
                with its specified level of risk            Prudential
                tolerance. The Portfolio will invest     Investments LLC
                its assets in several other Advanced
                Series Trust Portfolios ("Underlying
                Portfolios"). Under normal market
                conditions, the Portfolio will devote
                between 92.5% to 100% of its net
                assets to Underlying Portfolios
                investing primarily in equity
                securities, and 0% to 7.5% of its net
                assets to Underlying Portfolios
                investing primarily in debt
                securities and money market
                instruments.
    -----------------------------------------------------------------------
     LARGE CAP  AST AllianceBernstein Core Value        AllianceBernstein
       VALUE    Portfolio: seeks long-term capital             L.P.
                growth by investing primarily in
                common stocks. The subadviser expects
                that the majority of the Portfolio's
                assets will be invested in the common
                stocks of large companies that appear
                to be undervalued. Among other
                things, the Portfolio seeks to
                identify compelling buying
                opportunities created when companies
                are undervalued on the basis of
                investor reactions to near-term
                problems or circumstances even though
                their long-term prospects remain
                sound. The subadviser seeks to
                identify individual companies with
                earnings growth potential that may
                not be recognized by the market at
                large.
    -----------------------------------------------------------------------
     LARGE CAP  AST AllianceBernstein Growth & Income   AllianceBernstein
       VALUE    Portfolio: seeks long-term growth of           L.P.
                capital and income while attempting
                to avoid excessive fluctuations in
                market value. The Portfolio normally
                will invest in common stocks (and
                securities convertible into common
                stocks). The subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
    -----------------------------------------------------------------------
     LARGE CAP  AST AllianceBernstein Managed Index     AllianceBernstein
       BLEND    500 Portfolio: seeks to outperform             L.P.
                the Standard & Poor's 500 Composite
                Stock Price Index (the "S&P 500")
                through stock selection resulting in
                different weightings of common stocks
                relative to the index. The Portfolio
                will invest, under normal
                circumstances, at least 80% of its
                net assets in securities included in
                the S&P(R) 500.
    -----------------------------------------------------------------------
     LARGE CAP  AST American Century Income & Growth     American Century
       VALUE    Portfolio: seeks capital growth with        Investment
                current income as a secondary            Management, Inc.
                objective. The Portfolio invests
                primarily in common stocks that offer
                potential for capital growth, and
                may, consistent with its investment
                objective, invest in stocks that
                offer potential for current income.
                The subadviser utilizes a
                quantitative management technique
                with a goal of building an equity
                portfolio that provides better
                returns than the S&P 500 without
                taking on significant additional risk
                and while attempting to create a
                dividend yield that will be greater
                than the S&P 500.
    -----------------------------------------------------------------------
       ASSET    AST American Century Strategic           American Century
    ALLOCATION/ Allocation Portfolio (formerly known        Investment
     BALANCED   as AST American Century Strategic        Management, Inc.
                Balanced Portfolio): long-term
                capital growth with some regular
                income. The Portfolio will invest,
                under normal circumstances, in any
                type of U.S. or foreign equity
                security that meets certain
                fundamental and technical standards.
                The portfolio managers will draw on
                growth, value and quantitative
                investment techniques in managing the
                equity portion of the Portfolio and
                diversify the Portfolio's investments
                among small, medium and large
                companies.
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
       ASSET    AST Balanced Asset Allocation          Prudential Annuities
    ALLOCATION/ Portfolio: seeks the highest                Investment
     BALANCED   potential total return consistent        Services, Inc./
                with its specified level of risk            Prudential
                tolerance. The Portfolio will invest     Investments LLC
                its assets in several other Advanced
                Series Trust Portfolios. Under normal
                market conditions, the Portfolio will
                devote between 57.5% to 72.5% of its
                net assets to Underlying Portfolios
                investing primarily in equity
                securities, and 27.5% to 42.5% of its
                net assets to Underlying Portfolios
                investing primarily in debt
                securities and money market
                instruments.
    -----------------------------------------------------------------------
       ASSET    AST Capital Growth Asset Allocation    Prudential Annuities
    ALLOCATION/ Portfolio: seeks the highest                Investment
     BALANCED   potential total return consistent        Services, Inc./
                with its specified level of risk            Prudential
                tolerance. The Portfolio will invest     Investments LLC
                its assets in several other Advanced
                Series Trust Portfolios. Under normal
                market conditions, the Portfolio will
                devote between 72.5% to 87.5% of its
                net assets to Underlying Portfolios
                investing primarily in equity
                securities, and 12.5% to 27.5% of its
                net assets to Underlying Portfolios
                investing primarily in debt
                securities and money market
                instruments.
    -----------------------------------------------------------------------
     SPECIALTY  AST Cohen & Steers Realty Portfolio:      Cohen & Steers
                seeks to maximize total return               Capital
                through investment in real estate        Management, Inc.
                securities. The Portfolio pursues its
                investment objective by investing,
                under normal circumstances, at least
                80% of its net assets in securities
                of real estate issuers. Under normal
                circumstances, the Portfolio will
                invest substantially all of its
                assets in the equity securities of
                real estate companies, i.e., a
                company that derives at least 50% of
                its revenues from the ownership,
                construction, financing, management
                or sale of real estate or that has at
                least 50% of its assets in real
                estate. Real estate companies may
                include real estate investment trusts
                (REITs).
    -----------------------------------------------------------------------
       ASSET    AST Conservative Asset Allocation      Prudential Annuities
    ALLOCATION/ Portfolio: seeks the highest                Investment
     BALANCED   potential total return consistent        Services, Inc./
                with its specified level of risk            Prudential
                tolerance. The Portfolio will invest     Investments LLC
                its assets in several other Advanced
                Series Trust Portfolios. Under normal
                market conditions, the Portfolio will
                devote between 47.5% to 62.5% of its
                net assets to Underlying Portfolios
                investing primarily in equity
                securities, and 37.5% to 52.5% of its
                net assets to Underlying Portfolios
                investing primarily in debt
                securities and money market
                instruments.
    -----------------------------------------------------------------------
     LARGE CAP  AST DeAM Large-Cap Value Portfolio:          Deutsche
       VALUE    seeks maximum growth of capital by          Investment
                investing primarily in the value            Management
                stocks of larger companies. The           Americas, Inc.
                Portfolio pursues its objective,
                under normal market conditions, by
                primarily investing at least 80% of
                the value of its assets in the equity
                securities of large-sized companies
                included in the Russell 1000(R) Value
                Index. The subadviser employs an
                investment strategy designed to
                maintain a portfolio of equity
                securities which approximates the
                market risk of those stocks included
                in the Russell 1000(R) Value Index,
                but which attempts to outperform the
                Russell 1000(R) Value Index through
                active stock selection.
    -----------------------------------------------------------------------
     SMALL CAP  AST DeAM Small-Cap Value Portfolio:          Deutsche
       VALUE    seeks maximum growth of investors'          Investment
                capital by investing primarily in the       Management
                value stocks of smaller companies.        Americas, Inc.
                The Portfolio pursues its objective,
                under normal market conditions, by
                primarily investing at least 80% of
                its total assets in the equity
                securities of small-sized companies
                included in the Russell 2000(R) Value
                Index. The subadviser employs an
                investment strategy designed to
                maintain a portfolio of equity
                securities which approximates the
                market risk of those stocks included
                in the Russell 2000(R) Value Index,
                but which attempts to outperform the
                Russell 2000(R) Value Index.
    -----------------------------------------------------------------------
     SMALL CAP  AST Federated Aggressive Growth          Federated Equity
      GROWTH    Portfolio: seeks capital growth. The        Management
                Portfolio pursues its investment            Company of
                objective by investing primarily in       Pennsylvania/
                the stocks of small companies that       Federated Global
                are traded on national security             Investment
                exchanges, NASDAQ stock exchange and    Management Corp.;
                the over-the-counter-market. Small        Federated MDTA
                companies will be defined as                   LLC
                companies with market capitalizations
                similar to companies in the Russell
                2000 Growth Index.
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      STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
       ASSET    AST First Trust Balanced Target        First Trust Advisors
    ALLOCATION/ Portfolio: seeks long-term capital             L.P.
     BALANCED   growth balanced by current income.
                The Portfolio seeks to achieve its
                objective by investing approximately
                65% in common stocks and 35% in fixed
                income securities. The Portfolio
                allocates the equity portion of the
                portfolio across five uniquely
                specialized strategies--the Dow/sm/
                Target Dividend, the Value Line(R)
                Target 25, the Global Dividend Target
                15, the NYSE(R) International Target
                25, and the Target Small Cap. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using a
                multi-factor scoring system to select
                the common stocks. The fixed income
                allocation is determined by the Dow
                Jones Income strategy which utilizes
                certain screens to select bonds from
                the Dow Jones Corporate Bond Index or
                like-bonds not in the index.
    -----------------------------------------------------------------------
       ASSET    AST First Trust Capital Appreciation   First Trust Advisors
    ALLOCATION/ Target Portfolio: seeks long-term              L.P.
     BALANCED   growth of capital. The Portfolio
                seeks to achieve its objective by
                investing approximately 80% in common
                stocks and 20% in fixed income
                securities. The portfolio allocates
                the equity portion of the portfolio
                across five uniquely specialized
                strategies--the Value Line(R) Target
                25, the Global Dividend Target 15,
                the Target Small Cap, the Nasdaq(R)
                Target 15, and the NYSE(R)
                International Target 25. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using a
                multi-factor scoring system to select
                the common stocks. The fixed income
                allocation is determined by the Dow
                Jones Income strategy utilizes
                certain screens to select bonds from
                the Dow Jones Corporate Bond Index or
                like-bonds not in the index.
    -----------------------------------------------------------------------
     LARGE CAP  AST Goldman Sachs Concentrated Growth     Goldman Sachs
      GROWTH    Portfolio: seeks growth of capital in   Asset Management,
                a manner consistent with the                   L.P.
                preservation of capital. The
                Portfolio will pursue its objective
                by investing primarily in equity
                securities of companies that the
                subadviser believes have the
                potential to achieve capital
                appreciation over the long-term. The
                Portfolio seeks to achieve its
                investment objective by investing,
                under normal circumstances, in
                approximately 30 - 45 companies that
                are considered by the subadviser to
                be positioned for long-term growth.
    -----------------------------------------------------------------------
      MID CAP   AST Goldman Sachs Mid-Cap Growth          Goldman Sachs
      GROWTH    Portfolio: seeks long-term capital      Asset Management,
                growth. The Portfolio pursues its              L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the time
                of investment) fall within the range
                of companies in the Russell Mid-cap
                Growth Index. The subadviser seeks to
                identify individual companies with
                earnings growth potential that may
                not be recognized by the market at
                large.
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       FIXED    AST High Yield Portfolio: seeks a       Pacific Investment
      INCOME    high level of current income and may        Management
                also consider the potential for            Company LLC
                capital appreciation. The Portfolio          (PIMCO)
                invests, under normal circumstances,
                at least 80% of its net assets plus
                any borrowings for investment
                purposes (measured at time of
                purchase) in high yield, fixed-income
                securities that, at the time of
                purchase, are non-investment grade
                securities. Such securities are
                commonly referred to as "junk bonds".
    -----------------------------------------------------------------------
       INTER    AST International Growth Portfolio       Marsico Capital
     NATIONAL   (formerly, AST William Blair             Management, LLC;
      EQUITY    International Growth Portfolio):         William Blair &
                seeks long-term capital growth. Under    Company, L.L.C.
                normal circumstances, the Portfolio
                invests at least 80% of the value of
                its assets in securities of issuers
                that are economically tied to
                countries other than the United
                States. Although the Portfolio
                intends to invest at least 80% of its
                assets in the securities of issuers
                located outside the United States, it
                may at times invest in U.S. issuers
                and it may invest all of its assets
                in fewer than five countries or even
                a single country. The Portfolio looks
                primarily for stocks of companies
                whose earnings are growing at a
                faster rate than other companies or
                which offer attractive growth.
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      -------------------------------------------------------------------
       STYLE/      INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
        TYPE                                               ADVISOR/
                                                          SUB-ADVISOR
      -------------------------------------------------------------------
        INTER   AST International Value Portfolio          LSV Asset
      NATIONAL  (formerly known as AST LSV                Management;
       EQUITY   International Value Portfolio): seeks      Thornburg
                long-term capital appreciation. The        Investment
                Portfolio normally invests at least     Management, Inc.
                80% of the Portfolio's assets in
                equity securities. The Portfolio will
                invest at least 65% of its net assets
                in the equity securities of companies
                in at least three different
                countries, without limit as to the
                amount of assets that may be invested
                in a single country.
      -------------------------------------------------------------------
        INTER   AST JPMorgan International Equity         J.P. Morgan
      NATIONAL  Portfolio: seeks long-term capital         Investment
       EQUITY   growth by investing in a diversified    Management Inc.
                portfolio of international equity
                securities. The Portfolio seeks to
                meet its objective by investing,
                under normal market conditions, at
                least 80% of its assets in a
                diversified portfolio of equity
                securities of companies located or
                operating in developed non-U.S.
                countries and emerging markets of the
                world. The equity securities will
                ordinarily be traded on a recognized
                foreign securities exchange or traded
                in a foreign over-the-counter market
                in the country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
      -------------------------------------------------------------------
      LARGE CAP AST Large-Cap Value Portfolio: seeks      Dreman Value
        VALUE   current income and long-term growth     Management LLC,
                of income, as well as capital          Hotchkis and Wiley
                appreciation. The Portfolio invests,        Capital
                under normal circumstances, at least    Management LLC;
                80% of its net assets in common           J.P. Morgan
                stocks of large capitalization             Investment
                companies. Large capitalization         Management, Inc.
                companies are those companies with
                market capitalizations within the
                market capitalization range of the
                Russell 1000 Value Index.
      -------------------------------------------------------------------
        FIXED   AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
       INCOME   Portfolio: seeks high current income          LLC
                and the opportunity for capital
                appreciation to produce a high total
                return. The Portfolio invests, under
                normal circumstances, at least 80% of
                the value of its assets in fixed
                income securities. To pursue its
                objective, the Portfolio normally
                invests primarily in high yield and
                investment grade debt securities,
                securities convertible into common
                stock and preferred stocks. The
                Portfolio may find good value in high
                yield, fixed-income securities that,
                at the time of purchase, are
                non-investment grade securities,
                commonly referred to as "junk bonds,"
                and frequently may have more than
                half of its assets invested in those
                securities. At least 20% of the
                Portfolio's assets must be invested
                in any combination of investment
                grade debt securities, U.S.
                Government securities and cash
                equivalents. The Portfolio may also
                make significant investments in
                mortgage-backed securities. Although
                the Portfolio expects to maintain a
                weighted average maturity in the
                range of five to twelve years, there
                are no restrictions on the overall
                Portfolio or on individual
                securities. The Portfolio may invest
                up to 20% of its net assets in equity
                securities.
      -------------------------------------------------------------------
      LARGE CAP AST Marsico Capital Growth Portfolio:   Marsico Capital
       GROWTH   seeks capital growth. Income            Management, LLC
                realization is not an investment
                objective and any income realized on
                the Portfolio's investments,
                therefore, will be incidental to the
                Portfolio's objective. The Portfolio
                will pursue its objective by
                investing primarily in common stocks
                of large companies that are selected
                for their growth potential. Large
                capitalization companies are
                companies with market capitalizations
                within the market capitalization
                range of the Russell 1000 Growth
                Index. In selecting investments for
                the Portfolio, the subadviser uses an
                approach that combines "top down"
                macroeconomic analysis with "bottom
                up" stock selection. The "top down"
                approach identifies sectors,
                industries and companies that may
                benefit from the trends the
                subadviser has observed. The
                subadviser then looks for individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large, utilizing a
                "bottom up" stock selection process.
                The Portfolio will normally hold a
                core position of between 35 and 50
                common stocks. The Portfolio may hold
                a limited number of additional common
                stocks at times when the Portfolio
                manager is accumulating new
                positions, phasing out existing or
                responding to exceptional market
                conditions.
      -------------------------------------------------------------------
        INTER   AST MFS Global Equity Portfolio:         Massachusetts
      NATIONAL  seeks capital growth. Under normal     Financial Services
       EQUITY   circumstances the Portfolio invests         Company
                at least 80% of its assets in equity
                securities. The Portfolio will invest
                in the securities of U.S. and foreign
                issuers (including issuers in
                developing countries). While the
                portfolio may invest its assets in
                companies of any size, the Portfolio
                generally focuses on companies with
                relatively large market
                capitalizations relative to the
                markets in which they are traded.
      -------------------------------------------------------------------

    -----------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
     LARGE CAP  AST MFS Growth Portfolio: seeks           Massachusetts
      GROWTH    long-term capital growth and future,    Financial Services
                rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of its
                net assets in common stocks and
                related securities, such as preferred
                stocks, convertible securities and
                depositary receipts, of companies
                that the subadviser believes offer
                better than average prospects for
                long-term growth. The subadviser uses
                a "bottom up" as opposed to a "top
                down" investment style in managing
                the Portfolio.
    -----------------------------------------------------------------------
      MID CAP   AST Mid Cap Value Portfolio: seeks to    EARNEST Partners
       VALUE    provide capital growth by investing         LLC/WEDGE
                primarily in mid-capitalization              Capital
                stocks that appear to be undervalued.    Management, LLP
                The Portfolio generally invests,
                under normal circumstances, at least
                80% of the value of its net assets in
                mid-capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
    -----------------------------------------------------------------------
       FIXED    AST Money Market Portfolio: seeks           Prudential
      INCOME    high current income while maintaining       Investment
                high levels of liquidity. The            Management, Inc.
                Portfolio invests in high-quality,
                short-term, U.S. dollar denominated
                corporate, bank and government
                obligations. The Portfolio will
                invest in securities which have
                effective maturities of not more than
                397 days.
    -----------------------------------------------------------------------
      MID CAP   AST Neuberger Berman Mid-Cap Growth      Neuberger Berman
      GROWTH    Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of its
                net assets in the common stocks of
                mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range of
                market capitalizations of companies
                in the Russell Midcap Growth Index.
                Using fundamental research and
                quantitative analysis, the subadviser
                looks for fast-growing companies that
                are in new or rapidly evolving
                industries.
    -----------------------------------------------------------------------
      MID CAP   AST Neuberger Berman Mid-Cap Value       Neuberger Berman
       VALUE    Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of its
                net assets in the common stocks of
                medium capitalization companies. For
                purposes of the Portfolio, companies
                with market capitalizations that fall
                within the range of the Russell
                Midcap(R) Index at the time of
                investment are considered medium
                capitalization companies. Some of the
                Portfolio's assets may be invested in
                the securities of large-cap companies
                as well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
    -----------------------------------------------------------------------
     SMALL CAP  AST Neuberger Berman Small-Cap Growth    Neuberger Berman
      GROWTH    Portfolio (formerly known as AST DeAM    Management Inc.
                Small-Cap Growth Portfolio): seeks
                maximum growth of investors' capital
                from a portfolio of growth stocks of
                smaller companies. The Portfolio
                pursues its objective, under normal
                circumstances, by primarily investing
                at least 80% of its total assets in
                the equity securities of small-sized
                companies included in the Russell
                2000 Growth(R) Index.
    -----------------------------------------------------------------------
       FIXED    AST PIMCO Limited Maturity Bond         Pacific Investment
      INCOME    Portfolio: seeks to maximize total          Management
                return consistent with preservation        Company LLC
                of capital. The Portfolio will invest        (PIMCO)
                in a portfolio of fixed-income
                investment instruments of varying
                maturities. The average portfolio
                duration of the Portfolio generally
                will vary within a one- to three-year
                time frame based on the subadviser's
                forecast for interest rates.
    -----------------------------------------------------------------------
       FIXED    AST PIMCO Total Return Bond             Pacific Investment
      INCOME    Portfolio: seeks to maximize total          Management
                return consistent with preservation        Company LLC
                of capital. The Portfolio will invest        (PIMCO)
                in a portfolio of fixed-income
                investment instruments of varying
                maturities. The average portfolio
                duration of the Portfolio generally
                will vary within a three- to six-year
                time frame based on the subadviser's
                forecast for interest rates.
    -----------------------------------------------------------------------
       ASSET    AST Preservation Asset Allocation      Prudential Annuities
    ALLOCATION/ Portfolio: seeks the highest                Investment
     BALANCED   potential total return consistent        Services, Inc./
                with its specified level of risk            Prudential
                tolerance. The Portfolio will invest     Investments LLC
                its assets in several other Advanced
                Series Trust Portfolios. Under normal
                market conditions, the Portfolio will
                devote between 27.5% to 42.5% of its
                net assets to Underlying Portfolios
                investing primarily in equity
                securities, and 57.5% to 72.5% of its
                net assets to Underlying Portfolios
                investing primarily in debt
                securities and money market
                instruments.
    -----------------------------------------------------------------------

     ----------------------------------------------------------------------
       STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
        TYPE                                                 ADVISOR/
                                                            SUB-ADVISOR
     ----------------------------------------------------------------------
      SMALL CAP  AST Small-Cap Growth Portfolio: seeks      Eagle Asset
       GROWTH    long-term capital growth. The              Management/
                 Portfolio pursues its objective by      Neuberger Berman
                 investing, under normal                  Management Inc.
                 circumstances, at least 80% of the
                 value of its assets in
                 small-capitalization companies.
                 Small-capitalization companies are
                 those companies with a market
                 capitalization, at the time of
                 purchase, no larger than the largest
                 capitalized company included in the
                 Russell 2000 Index at the time of the
                 Portfolio's investment.
     ----------------------------------------------------------------------
      SMALL CAP  AST Small-Cap Value Portfolio: seeks       ClearBridge
        VALUE    to provide long-term capital growth      Advisors, LLC;
                 by investing primarily in                 Dreman Value
                 small-capitalization stocks that         Management LLC;
                 appear to be undervalued. The              J.P. Morgan
                 Portfolio invests, under normal            Investment
                 circumstances, at least 80% of the      Management, Inc.;
                 value of its net assets in small           Lee Munder
                 capitalization stocks. Small            Investments, Ltd
                 capitalization stocks are the stocks
                 of companies with market
                 capitalization that are within the
                 market capitalization range of the
                 Russell 2000 Value Index. The
                 Portfolio will focus on common stocks
                 that appear to be undervalued.
     ----------------------------------------------------------------------
        ASSET    AST T. Rowe Price Asset Allocation        T. Rowe Price
     ALLOCATION/ Portfolio: seeks a high level of        Associates, Inc.
      BALANCED   total return by investing primarily
                 in a diversified portfolio of fixed
                 income and equity securities. The
                 Portfolio normally invests
                 approximately 60% of its total assets
                 in equity securities and 40% in fixed
                 income securities. This mix may vary
                 depending on the subadviser's outlook
                 for the markets. The subadviser
                 concentrates common stock investments
                 in larger, more established
                 companies, but the Portfolio may
                 include small and medium-sized
                 companies with good growth prospects.
                 The fixed income portion of the
                 Portfolio will be allocated among
                 investment grade securities, "junk
                 bonds," emerging market securities,
                 foreign high quality debt securities
                 and cash reserves.
     ----------------------------------------------------------------------
        FIXED    AST T. Rowe Price Global Bond             T. Rowe Price
       INCOME    Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign and
                 U.S. dollar-denominated bonds. The
                 Portfolio will invest at least 80% of
                 its total assets in fixed income
                 securities. The Portfolio invests in
                 all types of bonds, including high
                 quality bonds issued or guaranteed by
                 U.S. or foreign governments or their
                 agencies and by foreign authorities,
                 provinces and municipalities as well
                 as investment grade corporate bonds
                 and mortgage and asset-backed
                 securities of U.S. and foreign
                 issuers. The Portfolio generally
                 invests in countries where the
                 combination of fixed-income returns
                 and currency exchange rates appears
                 attractive, or, if the currency trend
                 is unfavorable, where the subadviser
                 believes that the currency risk can
                 be minimized through hedging. The
                 Portfolio may also invest up to 20%
                 of its assets in the aggregate in
                 high yield, fixed-income securities
                 that, at the time of purchase, are
                 non-investment grade securities,
                 commonly referred to as "junk bonds."
                 In addition, the Portfolio may invest
                 up to 30% of its assets in
                 mortgage-related (including
                 derivatives, such as collateralized
                 mortgage obligations and stripped
                 mortgage securities) and asset-backed
                 securities.
     ----------------------------------------------------------------------
      LARGE CAP  AST T. Rowe Price Large-Cap Growth        T. Rowe Price
       GROWTH    Portfolio: seeks long-term growth of    Associates, Inc.
                 capital by investing predominantly in
                 the equity securities of a limited
                 number of large, carefully selected,
                 high-quality U.S. companies that are
                 judged likely to achieve superior
                 earnings growth. The Portfolio takes
                 a growth approach to investment
                 selection and normally invests at
                 least 80% of its net assets in the
                 common stocks of large companies.
                 Large companies are those whose
                 market cap is larger than the median
                 market cap of companies in the
                 Russell 1000 Growth Index as of the
                 time of purchase.
     ----------------------------------------------------------------------
      SPECIALTY  AST T. Rowe Price Natural Resources       T. Rowe Price
                 Portfolio: seeks long-term capital      Associates, Inc.
                 growth primarily through the common
                 stocks of companies that own or
                 develop natural resources (such as
                 energy products, precious metals and
                 forest products) and other basic
                 commodities. The Portfolio invests,
                 under normal circumstances, at least
                 80% of the value of its assts in
                 natural resource companies. The
                 Portfolio looks for companies that
                 have the ability to expand
                 production, to maintain superior
                 exploration programs and production
                 facilities, and the potential to
                 accumulate new resources. Although at
                 least 50% of Portfolio assets will be
                 invested in U.S. securities, up to
                 50% of total assets also may be
                 invested in foreign securities.
     ----------------------------------------------------------------------

      -------------------------------------------------------------------
        STYLE/       INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
         TYPE                                               ADVISOR/
                                                           SUB-ADVISOR
      -------------------------------------------------------------------
         ASSET    AST UBS Dynamic Alpha Portfolio        UBS Global Asset
      ALLOCATION/ (formerly known as AST Global             Management
       BALANCED   Allocation Portfolio): seeks to        (Americas) Inc.
                  maximize total return, consisting of
                  capital appreciation and current
                  income. The Portfolio invests in
                  securities and financial instruments
                  to gain exposure to global equity,
                  global fixed income and cash
                  equivalent markets, including global
                  currencies. The Portfolio may invest
                  in equity and fixed income securities
                  of issuers located within and outside
                  the United States or in open-end
                  investment companies advised by UBS
                  Global Asset Management (Americas)
                  Inc., the Portfolio's subadviser, to
                  gain exposure to certain global
                  equity and global fixed income
                  markets.
      -------------------------------------------------------------------

 WHAT ARE THE FIXED RATE OPTIONS?

 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. Amounts allocated to the Fixed Rate Option become part of Allstate Life's general assets.

 We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each purchase payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME.
 If available, you may allocate all or part of any Purchase Payment to the Enhanced Fixed Rate Option. The Enhanced Fixed Rate Option is only available through the Enhanced Dollar Cost Averaging ("DCA") program, if available. Through the Enhanced DCA program, you choose a period of time (six or twelve months) to systematically transfer amounts from the Enhanced Fixed Rate Option into one or more Sub-accounts that you select. By periodically transferring amounts from the Enhanced Fixed Rate Option into the Sub-accounts you select, the Enhanced DCA program allows you to invest amounts into the Sub-accounts on a regular basis, instead of investing the total amount at one time. This strategy may decrease the effect of market fluctuation on the investment of your Purchase Payment. Of course, a Dollar Cost Averaging program cannot ensure a profit or protect against loss in a declining market.

 Under the Enhanced DCA program, the first periodic transfer will occur on the date you allocate your Purchase Payment to the Enhanced Fixed Rate Option or the date following the end of any free-look period, if later. Subsequent transfers will occur on the monthly anniversary of the first transfer. The amount of each periodic transfer will be based on the period of time during which transfers are scheduled to occur. For example, if you choose a six-payment transfer schedule, each transfer generally will equal 1/6/th/ of the amount you allocated to the Enhanced Fixed Rate Option. The final transfer amount generally will also include the credited interest. You may change at any time the Sub-accounts into which the Enhanced Fixed Rate Option assets are transferred, provided that any such Sub-account is one that we permit. You may make a one time transfer of the remaining value out of your Enhanced Fixed Rate Option, if you so choose. Transfers from the Enhanced Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract. If you wish, you may allocate Purchase Payments to more than one transfer period.

 The Enhanced DCA program is subject to certain terms and restrictions. We reserve the right at any time to limit the Sub-accounts into which Enhanced Fixed Rate Option assets are transferred. After selecting the time period over which transfers will occur, you may not thereafter change the period during which transfers will be made. No transfers into the Enhanced Fixed Rate Option are permitted, as the Enhanced Fixed Rate Option is only available for allocation of a Purchase Payment for use with the Enhanced DCA program.

 If you make a withdrawal or have a fee assessed from your Annuity, and all or part of that withdrawal or fee comes out of the Enhanced Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer.

 NOTE: When a DCA program is established from a Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Rate Option over the Guarantee Period.

                               FEES AND CHARGES

 The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, Allstate Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Allstate Life incurs in promoting, distributing, issuing and administering an Annuity and, in the case of the X Series, to offset a portion of the costs associated with offering the Credit features which are funded through Allstate Life's general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that Allstate Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.

 WHAT ARE THE CONTRACT FEES AND CHARGES?

 Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under "Summary of Contract Fees and Charges." If you purchase the X Series and make a withdrawal that is subject to the CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value."

 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-account, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

 If you are a beneficiary under the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges from 0% to 3 1/2% of your premium and is designed to approximate the taxes that we are required to pay. We generally will deduct the charge at the time the tax is imposed, but may also decide to deduct the charge from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Allstate Life for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons to whom we guarantee annuity payments will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

 The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, the amount we credit to Fixed Rate Options may also reflect similar assumptions about the insurance guarantees provided under each Annuity.

 Optional Benefits for which we assess a charge: If you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis solely from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Allstate Life with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

 Initial Purchase Payment: You must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased. Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Rate Options that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your contract to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Allstate Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Allstate Life via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

..   Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
..   Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances we may allow you to name one or more Contingent Annuitants with our prior approval. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
..   Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your beneficiary designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named, the Death Benefit will be paid to you or your estate. Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   A new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   A new Annuitant subsequent to the Annuity Date;
..   A new Annuitant if the latest Annuity Date would be earlier than prior to the change.
..   For "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
..   A change in Beneficiary if the Owner had previously made the designation irrevocable.

 There may be restrictions on designation changes when you have elected certain optional benefits.

 Spousal Owners/Spousal Beneficiaries/Spousal Annuitants
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For TrueIncome--Spousal, the eligible surviving spouse will also be able to assume the benefit with the Annuity. See the description of this benefit in the "Living Benefit Programs" section of this Prospectus. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted, less any applicable federal and state income tax withholding. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return the greater of your current Account Value or the amount of your Purchase Payment(s) applied during the right to cancel period, less any applicable federal and state income tax withholding. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Allstate Life's Systematic Investment Plan or a periodic purchase payment program. Additional Purchase Payments may be paid at any time before the Annuity Date and prior to the Owner's 86/th/ birthday.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "Allstate Life's Systematic Investment Plan." We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or a Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
 We apply a Longevity Credit to your Annuity's Account Value beginning at the end of your tenth Annuity Year ("tenth Annuity Anniversary") and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all Purchase Payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total Purchase Payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as TrueIncome. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the contract under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
 Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
 We apply a "Purchase Credit" to your Annuity's Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest Owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity according to the table below:

OLDEST OWNER'S AGE ON THE DATE THAT THE PURCHASE PURCHASE CREDIT ON PURCHASE PAYMENTS AS THEY ARE
       PAYMENT IS APPLIED TO THE ANNUITY                      APPLIED TO THE ANNUITY
------------------------------------------------ ------------------------------------------------
                    0 - 80                                             5.00%
                    81 - 85                                            3.00%

 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES
 ANNUITY?
 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 EXAMPLES OF APPLYING THE PURCHASE CREDIT
 Initial Purchase Payment
 Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 5.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($22,500 = $450,000 X .05) to your Account Value in the same proportion that your Purchase Payment is allocated.

 The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Allstate Life under certain circumstances:
  . any Purchase Credit applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity-owned) date of death will be recovered; and
  . the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Purchase Credit payable on Purchase Payments made within 12 months of the date the medically-related surrender is exercised; and
  . if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

 The Account Value may be substantially reduced if Allstate Life recovers the Purchase Credit amount under these circumstances. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. We do not deduct a CDSC in any situation in which we recover the Purchase Credit amount.

 GENERAL INFORMATION ABOUT THE PURCHASE CREDIT FEATURE

..    We do not consider a Purchase Credit to be "investment in the contract"
     for income tax purposes.
..    You may not withdraw the amount of any Purchase Credit under the Free
     Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account to which you allocate Account Value at the time of any allocation or transfer.

 We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based on the Portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any Portfolio available under an Annuity. Currently, we charge $10.00 for each transfer you make after the twentieth (20/th/) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the Enhanced Fixed Rate Option are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer you make after you have reached your free transfer limit. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals. Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
  . With respect to each Sub-account (other than the AST Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the
      "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio; and
      (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
  . We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial. There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Allstate Life as well as other insurance companies that may have the same Portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any contract owner.

 The Portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with any Enhanced Fixed Rate Option we may offer from time to time as described above.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the Financial Professional or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.accessallstate.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 DURING THE ACCUMULATION PERIOD
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 DURING THE ANNUITIZATION PERIOD
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are fully taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.

..   To meet liquidity needs, you can withdraw a limited amount from your
    Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. The minimum Free Withdrawal you may request is $100.
..   You can also make withdrawals in excess of the Free Withdrawal amount. The maximum amount that you may withdraw will depend on your Annuity's Surrender Value as of the date we process the withdrawal request. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum partial withdrawal you may request is $100. To determine if a CDSC applies to partial withdrawals, we:
    1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC. 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn. 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options.

 To request the forms necessary to make a withdrawal from your Annuity, call 1-866-695-2647 or visit our Internet Website at www.accessallstate.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or the Fixed Rate Option. Generally, Systematic Withdrawals from the Fixed Rate Option are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals.

 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as an investment vehicle for certain retirement plans that receive special tax treatment under Sections 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
 (See "Tax Considerations" for a further discussion of Minimum Distributions.)

 Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Section 401(a)(9) of the Code. The minimum distribution requirements under Section 401(a)(9) apply to an Annuity issued as part of an IRA or SEP IRA. Minimum distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Minimum Distributions from your Annuity if you are required by law to take such Minimum Distribution from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the minimum distribution requirements in relation to other savings or investment plans under other qualified retirement plans not maintained with Allstate Life.

 The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly minimum distributions but does not apply to minimum distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Minimum Distribution requirements under the Code.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-866-695-2647 or visit our Internet Website at www.accessallstate.com.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. If you request a full surrender, the amount payable will be your Account Value minus: (a) the amount of any Purchase Credits applied within 12 months prior to your request to surrender your Annuity under this provision, and (b) the amount of any Purchase Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits as described above.

 This waiver of any applicable CDSC is subject to our rules, including but not limited to the following:
  . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
  . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
  . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
  . we must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
  . this benefit is not available if the total amount of the withdrawal request exceeds $500,000; and
  .   no additional Purchase Payments can be made to the Annuity.

 Under most versions of the Annuity, a "Contingency Event" occurs if the Owner (or Annuitant if entity-owned):
  . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
  . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Guaranteed Minimum Income Benefit," "TrueIncome," "TrueIncome--Spousal," and "TrueIncome--Highest Daily" under "Living Benefits" below for a description of annuity options that are available when you elect these benefits.

 When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. For non-qualified annuity contracts, your Annuity Date must be no later than the first day of the month coinciding with or next following the 95/th/ birthday of the older of the Owner or Annuitant (unless we agree to another date), and certain annuity options may not be available depending on the age of the Owner or Annuitant. For qualified contracts, generally your Annuity Date must be no later than the first day of the month coinciding with or next following the 92/nd/ birthday of the Annuitant (unless we agree to another date) and certain annuity options may not be available depending on the age of the Annuitant. Certain States may have different requirements, based on applicable laws. Please refer to your Annuity contract.

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, you may not annuitize within the first three Annuity Years.

 Option 1
 Annuity Payments For A Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump-sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

 Option 2
 Life Income Annuity with 120 Months Certain Period Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

 If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity with 120 months certain period option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 Option 3
 Interest Payment Option: Under this option, we will credit interest on the adjusted Account Value until you request payment of all or part of the adjusted Account Value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA or other tax qualified vehicle.

 Under this option, all gain in the Annuity will be taxable as of the Annuity Date, however, you can withdraw part or all of the Account Value that we are holding at any time.

 OTHER ANNUITY OPTIONS
 We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Allstate Life offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
  . Protecting a principal amount from decreases in value due to investment performance;
  . Taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;
  . Guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments; or
  .   Providing spousal continuation of certain benefits.

 The "living benefits" that Allstate Life offers are the Guaranteed Minimum Income Benefit (GMIB), TrueIncome, TrueIncome--Spousal, and TrueIncome--Highest Daily. With the help of your Financial Professional, you may choose an optional living benefit that best suits your own financial needs. Each benefit offers a distinct type of guarantee, and there are many factors to consider. For example, the tax implications are different depending if you choose a living benefit that offers annuity payments or a withdrawal guarantee. Some benefits are designed for use with spouses while others are not. Some benefits provide a guarantee for life, while others provide a guarantee until a principal amount is depleted. Some benefits have different guarantees that calculate yearly, quarterly, or daily. Some benefits have different restrictions on the types of investments that must be maintained to sustain the guarantee. Please carefully read the following pages that describe the terms, conditions and limitations of each optional benefit in detail, and consult with your Financial Professional to choose an optional benefit best suited to your needs.

 See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

 We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

 KEY FEATURE--PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments in the case of the X Series) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.

  . Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional
      Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

  . Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of (1) the anniversary date on or immediately following the Annuitant's 80/th/ birthday or (2) the 7/th/ anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments in the case of the X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/ duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

  . Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Purchase Credit that is applied to such Purchase Payment in the case of the X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

  . As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value--You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.

  . A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations"
      section in this prospectus for additional information on IRS requirements.

  . The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Purchase Credit that is applied to such Purchase Payments in the case of the X Series), minus the impact of any withdrawals after the date of the step-up.

  . When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.

  . If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.

 A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value--Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2007; 2.) an initial Purchase Payment of $250,000 (includes any Purchase Credit in the case of the X Series); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2007 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
  . the Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).
  . The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2007 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
  . the Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);
  .   The result is then further reduced by the ratio of A to B, where:
       -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
       -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).

       The resulting Protected Income Value is: $239,506.64 x (1 - $7,500 / $217,500), or $231,247.79.
  . The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2008 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
  . the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
  . The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 KEY FEATURE--GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 95/th/ birthday, except for Annuities used as a funding vehicle for an IRA or SEP IRA, in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB ANNUITY PAYMENT OPTION 1--PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2--PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS

..    You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value,
     Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..    Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..    Where allowed by law, we reserve the right to limit subsequent Purchase
     Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..    In general, you must allocate your Account Value in accordance with the then-available option(s) that we may prescribe, in order to elect and maintain GMIB. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.
..    If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible for the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..    Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..    At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE PROGRAM
 Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

 TERMINATION OF THE PROGRAM
 The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible for the GMIB program based on his or her age at the time of the change.

 Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE PROGRAM
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. The maximum GMIB charge is 1.00% of the average Protected Income Value. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Rate Options. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 TRUEINCOME
 The TrueIncome program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. TrueIncome can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect TrueIncome and subsequently terminate the benefit, there will be a restriction on your ability to re-elect TrueIncome and TrueIncome--Spousal (see "Election of the Program" below for details). The Annuitant must be at least 45 years old when the program is elected. TrueIncome is not available if you elect any other optional living benefit. As long as TrueIncome is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

 We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options--one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and TrueIncome is in effect. Certain benefits under TrueIncome may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 KEY FEATURE--PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is initially used to determine the amount of each initial annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of TrueIncome. The initial Protected Withdrawal Value is equal to the greater of

 (A)the Account Value on the date you elect TrueIncome, plus any additional Purchase Payments growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, as applicable, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier
 (B)the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and
 (C)the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date.

 With respect to (A) and (C) above, each value is increased by the amount of any subsequent Purchase Payments. With respect to the X Series, Purchase Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount, and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

..   If you elect TrueIncome at the time you purchase your Annuity, the Account
    Value will be your initial Purchase Payment.
..   For existing Owners who are electing TrueIncome, the Account Value on the date of your election of TrueIncome will be used to determine the initial Protected Withdrawal Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 1/st/ anniversary of the first withdrawal under TrueIncome. The Protected Withdrawal Value can be stepped up again on or after the 1/st/ anniversary following the preceding step-up.

 If you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under TrueIncome have changed for new purchasers, you may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time TrueIncome is elected or at any time while TrueIncome is in force.

 If you elected the Auto Step-Up feature:

..   The first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under TrueIncome or (2) the most recent step-up.
..   Your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount.
..   If at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs.
..   Once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a proportional basis (see examples below) for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 KEY FEATURE--ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under TrueIncome, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 KEY FEATURE--ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under TrueIncome, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and associated Purchase Credits in the case of the X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 TrueIncome does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of TrueIncome are February 1, 2007; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2008 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2008 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for TrueIncome.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c): (a) Purchase payment accumulated at 5% per year from February 1, 2007 until March 1, 2008 (394 days) = $250,000 X 1.05/(394/365)/ = $263,519.55
 (b) Account Value on March 1, 2008 (the date of the first withdrawal) = $263,000 (c) Account Value on February 1, 2008 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2008, then the following values would result:
  . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550--$10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
  .   Remaining Annual Income Amount for current Annuity Year =
      $13,250--$10,000 = $3,250 Annual Income Amount for future Annuity Years remains at $13,250
  .   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2008, then the following values would result:
  . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
  . Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
  . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
  .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

 (b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2008, then the following values would result:
  . Remaining Annual Withdrawal Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
  . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450 / ($263,000
      - $18,550) X $18,550 = $489 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
  . Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
  . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $11,750 / ($263,000 - $13,250) X $13,250 = $623 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
  . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

  . Proportional reduction = Excess Withdrawal / Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450 / ($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
      $6,503} = $239,947

 EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 If the Annual Income Amount ($13,250) is withdrawn each year starting on
 March 1, 2008 for a period of 3 years, the Protected Withdrawal Value on February 1, 2014 would be reduced to $225,250 {$265,000 - ($13,250 X 3)}. If a step-up is elected on February 1, 2014, and the Account Value on February 1, 2014 is $280,000, then the following values would result:
  .   Protected Withdrawal Value = Account Value on February 1, 2014 = $280,000
  . Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped up Protected Withdrawal Value is 5% of $280,000, which is $14,000. Therefore, the Annual Income Amount is increased to $14,000.
  . Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $280,000, which is $19,600. Therefore the Annual Withdrawal Amount is increased to $19,600.

 BENEFITS UNDER TRUEINCOME
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, TrueIncome will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable, even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:
    (1) apply your Account Value to any annuity option available; or
    (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or (3) request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
    (1) the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and (2) the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS

 Withdrawals under TrueIncome are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.

..   Withdrawals made while TrueIncome is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. TrueIncome does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome. TrueIncome provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

..   In general, you must allocate your Account Value in accordance with the then-available option(s) that we may prescribe, in order to elect and maintain TrueIncome. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.

 ELECTION OF THE PROGRAM
 TrueIncome can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect TrueIncome after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

 Currently, if you terminate the program, you will only be permitted to re-elect TrueIncome or elect TrueIncome--Spousal on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

 We reserve the right to further limit the election/re-election frequency in the future. Before making any such change to the election/re-election frequency, we will provide prior notice to Owners who have an effective TrueIncome.

 TERMINATION OF THE PROGRAM
 The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

 Upon the death of the Annuitant, your surviving spouse may elect a new TrueIncome if your spouse elects the spousal continuance option. Your spouse would then be eligible to elect the benefit as if he or she was a new purchaser.

 The charge for TrueIncome will no longer be deducted from your Account Value upon termination of the program.

 ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

 TRUEINCOME--SPOUSAL
 The TrueIncome--Spousal program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect TrueIncome--Spousal and subsequently terminate the benefit, there will be a restriction on your ability to re-elect TrueIncome--Spousal and TrueIncome (see "Election of the Program" below for details). TrueIncome--Spousal must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. TrueIncome--Spousal is not available if you elect any other optional living benefit or Death Benefit. As long as TrueIncome--Spousal is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

 The TrueIncome--Spousal program guarantees until the later death of two natural persons that are each other's spouses (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Designated Lives must be each other's spouses at the time of election of TrueIncome--Spousal and at the time of the first death of one of them. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 KEY FEATURE--INITIAL PROTECTED WITHDRAWAL VALUE
 The initial Protected Withdrawal Value is used to determine the amount of initial annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of TrueIncome--Spousal. The initial Protected Withdrawal Value is equal to the greater of

    (A)the Account Value on the date you elect TrueIncome--Spousal, plus any additional Purchase Payments each growing at 5% per year from the date of your election of the program or application of the Purchase Payment to your Annuity, as applicable, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier,
    (B)the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and
    (C)the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date.

 With respect to (A) and (C) above, each value is increased by the amount of any subsequent Purchase Payments. With respect to the X Series, Purchase Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

..   If you elect TrueIncome--Spousal at the time you purchase your Annuity, the
    Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing TrueIncome--Spousal, the Account Value on the date of your election of the TrueIncome--Spousal program will be used to determine the initial Protected Withdrawal Value.

 KEY FEATURE--ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under TrueIncome--Spousal, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under TrueIncome--Spousal. The Annual Income Amount can be stepped up again on or after the 1/st /anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount, and on the date you elect to step-up, the charges under TrueIncome--Spousal have changed for new purchasers, you may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under TrueIncome--Spousal or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for TrueIncome--Spousal has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 TrueIncome--Spousal does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount. Under TrueIncome--Spousal, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under TrueIncome--Spousal in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of TrueIncome--Spousal are February 1, 2007; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2008 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2008 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2012 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for TrueIncome--Spousal.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2007 until March 1, 2008 (394 days) = $250,000 X 1.05/(394/365)/ = $263,519.55
 (b)Account Value on March 1, 2008 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2008 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2008, then the following values would result:
  . Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250 Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a) If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2008, then the following values would result:
  . Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
  . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2012 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER TRUEINCOME--SPOUSAL
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options: (1) apply your Account Value to any annuity option available; or (2) request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of: (1) the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and (2) the Account Value. If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS

..    Withdrawals under TrueIncome--Spousal are subject to all of the terms and conditions of the Annuity, including any CDSC.

..    Withdrawals made while TrueIncome--Spousal is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. TrueIncome--Spousal does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value.

..    You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome--Spousal.
     TrueIncome--Spousal provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..    In general, you must allocate your Account Value in accordance with the then-available option(s) that we may prescribe, in order to elect and maintain TrueIncome--Spousal. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.

..    There may be circumstances where you will continue to be charged the full amount for TrueIncome--Spousal even when the benefit is only providing a guarantee of income based on one life with no survivorship.

..    In order for the Surviving Designated Life to continue
     TrueIncome--Spousal, upon the death of an Owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. See "Spousal Owners/Spousal Beneficiaries" and "Spousal Beneficiary --Assumption of Annuity" in this Prospectus.

 Election of and Designations Under the Program
 TrueIncome--Spousal can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary designations are as follows:

..    One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

..    Co-Annuity Owners, where the Owners are each other's spouses. The
     Beneficiary designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election.

 No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner who is not the Annuitant may be removed without affecting the benefit.

 TrueIncome--Spousal can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect TrueIncome--Spousal after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.

 Currently, if you terminate the program, you will only be permitted to re-elect TrueIncome--Spousal or elect TrueIncome on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective TrueIncome--Spousal.

 Termination of the Program
 The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 The charge for TrueIncome--Spousal will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations for Qualified Contracts/Arrangements
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

 TRUEINCOME--HIGHEST DAILY
 The TrueIncome--Highest Daily program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. TrueIncome--Highest Daily is offered as an alternative to TrueIncome and TrueIncome--Spousal. Currently, if you elect TrueIncome--Highest Daily and subsequently terminate the benefit, you will not be able to re-elect TrueIncome--Highest Daily, and will have a waiting period until you can elect TrueIncome--Spousal or TrueIncome. Specifically, you will be permitted to elect TrueIncome or TrueIncome--Spousal only on an anniversary of the Issue Date that is at least 90 calendar days from the date that TrueIncome--Highest Daily was terminated. We reserve the right to further limit the election frequency in the future. The income benefit under TrueIncome--Highest Daily currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. TrueIncome--Highest Daily is not available if you elect any other optional living benefit, although you may elect an optional death benefit (other than the Highest Daily Value Death Benefit). As long as your TrueIncome--Highest Daily is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this program. If you elect TrueIncome--Highest Daily, you must participate in our asset transfer program, which is governed by a formula that is set forth in Appendix C.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Highest Daily Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. We discuss TrueIncome--Highest Daily in greater detail immediately below. In addition, please see the Glossary section of this prospectus for definitions of some of the key terms used with this benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in TrueIncome--Highest Daily, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of TrueIncome--Highest Daily is the Protected Withdrawal Value, which is an amount that is distinct from Account Value. Protected Withdrawal Value is used to determine the Highest Daily Annual Income Amount--- which is amount that you can take out annually as a withdrawal for your entire life. Because each of the Protected Withdrawal Value and Highest Daily Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Highest Daily Annual Income Amount remains. You are guaranteed to be able to withdraw the Highest Daily Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Highest Daily Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Highest Daily Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under TrueIncome--Highest Daily.

 KEY FEATURE--Protected Withdrawal Value

 The Protected Withdrawal Value is used to determine the amount of the annual payments under the Highest Daily Life Income Benefit. The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect TrueIncome--Highest Daily. On each business day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such business day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:

..   the Protected Withdrawal Value for the immediately preceding business day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive business days, but more than one calendar day for business days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit with respect to the X Series) made on the Current Valuation Day; and
..   the Account Value.

 We cease these daily calculations of the Protected Withdrawal Value when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated credits for the X Series only) will increase the amount we guarantee to pay annually under the Highest Daily Life Income Benefit (the "Highest Daily Annual Income Amount"), while "excess" withdrawals (as described below) may decrease the Highest Daily Annual Income Amount.

 KEY FEATURE--Highest Daily Annual Income Amount under TrueIncome--Highest Daily The initial Highest Daily Annual Income Amount is equal to 5% of the Protected Withdrawal Value. Under TrueIncome--Highest Daily, if your cumulative withdrawals in an Annuity Year are less than or equal to the Highest Daily Annual Income Amount, they will not reduce your Highest Daily Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Highest Daily Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Highest
 Daily Annual Income Amount ("Excess Income"), your Highest Daily Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including, with respect to the X Series, the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Highest Daily Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary after your first withdrawal, we identify the Account Value on the business days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year;
 (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next business day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Highest Daily Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Highest Daily Annual Income Amount intact. In later years (i.e., after the first Annuity anniversary after the first withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Highest Daily Annual Income Amount, the charge for TrueIncome--Highest Daily has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for TrueIncome--Highest Daily upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature.

 TrueIncome--Highest Daily does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Highest Daily Annual Income Amount. Under TrueIncome--Highest Daily, if your cumulative withdrawals in an Annuity Year are less than or equal to the Highest Daily Annual Income Amount, they will not reduce your Highest Daily Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Highest Daily Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Highest Daily Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Highest Daily Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the TrueIncome--Highest Daily benefit or any other fees and charges. Assume the following for all three examples:

..   The Issue Date is December 1, 2008
..   On May 2, 2009, the client elects TrueIncome--Highest Daily and takes the first withdrawal under the benefit on the same day.

 Dollar-for-dollar reductions
 On May 2, 2009, the Protected Withdrawal Value is $120,000, resulting in a Highest Daily Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Highest Daily Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Highest Daily Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2009 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Highest Daily Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Highest Daily Annual Income Amount in future

 Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each withdrawal would result in another proportional reduction to the Highest Daily Annual income Amount).

 Here is the calculation:

   Account Value before withdrawal                               $110,000.00
   Less amount of "non" excess withdrawal                        $ -3,500.00
   Account Value immediately before excess withdrawal of $1,500  $106,500.00
   Excess withdrawal amount                                      $  1,500.00
   Divided by Account Value immediately before excess withdrawal $106,500.00
   Ratio                                                                1.41%
   Annual Income Amount                                          $  6,000.00
   Less ratio of 1.41%                                           $    -84.51
   Annual Income Amount for future Annuity Years                 $  5,915.49

 Highest Quarterly Step-Up
 On each Annuity Anniversary date, the Highest Daily Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for excess withdrawals and additional Purchase Payments, is higher than the Highest Daily Annual Income Amount, also adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Highest Daily Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Highest Daily Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                   Highest Quarterly   Adjusted Highest Daily
                                  Value (adjusted with  Annual Income Amount
                                     withdrawal and      (5% of the Highest
  Date*             Account value Purchase Payments)**    Quarterly Value)
  -----             ------------- --------------------    ----------------
  June 1, 2009       $118,000.00      $118,000.00            $5,900.00
  August 6, 2009     $120,000.00      $112,885.55            $5,644.28
  September 1, 2009  $112,000.00      $112,885.55            $5,644.28
  December 1, 2009   $119,000.00      $119,000.00            $5,950.00

       * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter--March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
       ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Highest Daily Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

  . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Highest Daily Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
  . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Highest Daily Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Highest Daily Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Highest Daily Annual Income Amount is reset to $5,950.00

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Highest Daily Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Highest Daily Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER TRUEINCOME--HIGHEST DAILY

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Highest Daily Annual Income Amount and amounts are still payable under the Highest Daily Life Income Benefit, we will make an additional payment, if any, for that Annuity Year equal to the remaining Highest Daily Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Highest Daily Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Highest Daily Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Highest Daily Annual Income Amount, TrueIncome--Highest Daily terminates, and no additional payments will be made.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Highest Daily Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Highest Daily Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:
 (1) the present value of the future Highest Daily Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2) the Account Value.

..   If no withdrawal was ever taken, we will determine the Protected Withdrawal
    Value and calculate the Highest Daily Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations

..   Withdrawals under TrueIncome--Highest Daily are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while TrueIncome--Highest Daily is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. TrueIncome--Highest Daily does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account
    Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome--Highest Daily. TrueIncome--Highest Daily provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your
    Highest Daily Annual Income Amount in the form of periodic benefit payments.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may permit in order to elect and maintain TrueIncome--Highest Daily.

 Election of and Designations under the Program
 For TrueIncome--Highest Daily, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of TrueIncome--Highest Daily. Similarly, any change of Owner will result in cancellation of TrueIncome--Highest Daily, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 TrueIncome--Highest Daily can be elected at the time that you purchase your Annuity. We also offer existing owners (i.e., those who have already acquired their Annuity) the option to elect TrueIncome--Highest Daily after the Issue Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate TrueIncome--Highest Daily, you will (a) not be permitted to re-elect the benefit and (b) will be allowed to elect the TrueIncome--Spousal or the TrueIncome on any anniversary of the Issue Date that is at least 90 calendar days from the date TrueIncome--Highest Daily was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective TrueIncome--Highest Daily.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. We reserve the right to further limit the election frequency in the future. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the designated life (v) if both the Account Value and Highest Daily Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

 Upon termination of TrueIncome--Highest Daily, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as described below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of TrueIncome--Highest Daily
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect TrueIncome--Highest Daily. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". A list of the Permitted Sub-accounts appears in a table shown in the subsection of this prospectus entitled "Investment Options." As a requirement of participating in TrueIncome--Highest Daily, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to that Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable sub-accounts for TrueIncome--Highest Daily. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset transfer component of TrueIncome--Highest Daily, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each business day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, based on paying you the projected Highest Daily Annual Income Amount each year for the rest of your life, we produce an estimate of the total amount of our obligation. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value) would take into account any automatic step-up implemented according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Liability Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect TrueIncome--Highest Daily, the ratios we use will be fixed. For newly issued contracts that elect TrueIncome--Highest Daily and existing contracts that elect TrueIncome--Highest Daily, however, we reserve the right to change the ratios.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

  .   Not make any transfer; or
  . If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

  . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your Account Value may be allocated to the Benefit Fixed Rate Account.

 Additional Tax Considerations for Qualified Contracts
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the minimum distribution rules under the Code require that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Highest Daily Annual Income Amount, which will cause us to increase the Highest Daily Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Allstate Life for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to the X Series, under certain circumstances, your Death Benefit may be reduced by the amount of any Purchase Credits we applied to your Purchase Payments. (See "How are Purchase Credits Applied to My Accounts Value".) The basic Death Benefit is equal to the greater of:

  . The sum of all Purchase Payments (and, for the X series, the amount of any Purchase Credits received more than 12 months prior to death) less the sum of all proportional withdrawals.
  . The sum of your Account Value in the Sub-accounts and the Fixed Rate Options (less the amount of any Purchase Credits applied within 12-months prior to the date of death, in the case of the X Series).

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. Key terms that we use to describe these optional death benefits are set forth within the description of each optional death benefit.

 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. However, with respect to the L Series, if not previously elected, the Combination 5% Roll-up and HAV death benefit may be elected on the fifth Annuity anniversary and each Annuity anniversary thereafter, but not later than the tenth Annuity anniversary. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. You may elect one optional Death Benefit. If you elect TrueIncome--Spousal, you are not permitted to elect an optional Death Benefit. With respect to the X Series, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Purchase Credits applied to your Purchase Payments.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE ("HAV") DEATH BENEFIT

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under an Annuity may not be available if you elect the Combination 5% Roll-up and HAV Death Benefit. In addition, we reserve the right to limit the investment options in which you may allocate Account Value if you elect this Death Benefit.

 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described below, and
       3. 5% Roll-up described below. The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of the X Series) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of the X Series) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 In the case of the X Series, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Purchase Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 Calculation of Highest Anniversary Value Death Benefit
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of the X series) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit.

 See Appendix B for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.

 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

..   The Death Benefit Target Date for the Highest Anniversary Value Death
    Benefit is the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

..   The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death
    Benefit is the later of the Annuity Anniversary on or after the 80/th/ birthday of either the current Owner, the older of the joint Owners, or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

..   The Highest Anniversary Value equals the highest of all previous
    "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (and associated Purchase Credits received more than 12 months prior to death for the X series) since such anniversary.

..   The Anniversary Value is the Account Value as of each anniversary of the
    Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of the X Series).

..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.

 The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of the X Series) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

 The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect the Combination 5% Roll-up and Highest Anniversary Value Death Benefit or the TrueIncome--Spousal Income Benefit.

 See Appendix B for examples of how the Highest Daily Value Death Benefit is calculated.

 Key Terms Used with the Highest Daily Value Death Benefit:

..   The Death Benefit Target Date for the Highest Daily Value Death Benefit is
    the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either joint Owner, or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

..   The Highest Daily Value equals the highest of all previous "Daily Values"
    less proportional withdrawals since such date and plus any Purchase Payments (plus associated Purchase Credits applied more than twelve
    (12) months prior to the date of death in the case of the X Series) since such date.

..   The Daily Value is the Account Value as of the end of each Valuation Day.
    The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death in the case of the X Series).

..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 Annuities with Joint Owners
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the older of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant.

 Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits terminate under other circumstances?
 For the B Series and the X Series, the Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HDV Death Benefit or Combination 5% Roll-up and HAV Death Benefit is elected on the Issue Date, then you may elect to terminate either benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect either optional benefit and (ii) if you did not elect any optional death benefit on the Issue Date, then you may elect the Combination 5% Roll-up and HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What are the Charges for the Optional Death Benefits?
 We deduct a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts for each of the Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Allstate Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options--Annuities owned by Individuals (not associated with Tax-Favored Plans)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:

..   within five (5) years of the date of death; or

..   as a series of payments not extending beyond the life expectancy of the
    Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of annuity payments. Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options--Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA or other "qualified investment" that requires Minimum Distributions. Upon the Owner's death under an IRA or other "qualified investment", a Beneficiary may generally elect to continue the Annuity and receive Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving Minimum Distributions under the Code and whether the Beneficiary is the surviving spouse.

  . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

  . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

  . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are generally subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefit to Beneficiary" and "Alternative Death Benefit Payment Options--Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is only available for an IRA, Roth IRA, SEP IRA, or a non-qualified Annuity.

 Under the Beneficiary Continuation Option:

..   The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
..   The beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified and qualified Annuities, the charge is 1.00% per year.
..   The beneficiary will incur an annual maintenance fee equal to the lesser of
    $30 or 2% of Account Value if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if they had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death; however certain Sub-Accounts may not be available.
..   The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No Fixed Allocations or fixed interest rate options will be offered.

..   No additional Purchase Payments can be applied to the Annuity.
..   The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
..   The beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time without application of any applicable CDSC.
..   Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary, unless the beneficiary named a successor who may continue receiving payments.

 Currently all Investment Options corresponding to Portfolios of the Advanced Series Trust are available under the Beneficiary Continuation Option.

 Your Beneficiary will be provided with a prospectus and settlement option that will describe this option at the time he or she elects this option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Beneficiary--Assumption of Annuity
 You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments which we are entitled to recover under certain circumstances.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of a Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Allstate Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, but, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Allstate Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

  .   trading on the NYSE is restricted;

  . an emergency exists, as determined by the SEC, making redemption or valuation of securities held in the Separate Account impractical; or

  . the SEC, by order, permits the suspension or postponement for the protection of security holders.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to the amount of your initial Purchase Payment that is pending investment in our separate account, we may hold that amount temporarily in our general account until your Annuity is issued.

 Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(q) or 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under section 72(q) or 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

 Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS

 The tax considerations associated with each Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

 Each Annuity may also be purchased as a non-qualified annuity by a trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

 CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
 PLANS)

 TAXES PAYABLE BY YOU
 We believe each Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

 Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits. If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?".

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Payments received in excess of all gain in the contract will be treated as a nontaxable return of Purchase Payments. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules.

 If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal.

 If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

 After the full amount of your Purchase Payments has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS
 Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

..   the amount is paid on or after you reach age 59 1/2 or die;

..   the amount received is attributable to your becoming disabled;

..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or

..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)

 Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from an annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate.

 Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

 Tax consequences to the beneficiary vary among the Death Benefit payment options.

..   Choice 1: the beneficiary is taxed on earnings in the contract.

..   Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

..   Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

 Considerations for Contingent Annuitants: The designation of a Contingent Annuitant is generally not permitted on an Annuity held by an entity. Under the Code, if the annuitant is changed on a non-qualified Annuity held by an entity, that change is treated as the death of the Annuitant and triggers the requirement for distribution of death benefits.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. Note: If we do not have your correct taxpayer identification number, you may not elect out of withholding and withholding on periodic payments must be computed as if you were a single taxpayer with no exemptions.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a non-resident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of each Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuities meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated.

 Please refer to the Statement of Additional Information for further information on these Diversification and Investor Control issues. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Annuities Owned by Individuals (Not Associated with Tax-Favored Plans). Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life or a period exceeding five years.

 If an Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 ADDITIONAL INFORMATION
 You should refer to the Statement of Additional Information if:

..   The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

..   Your contract was issued in exchange for a contract containing Purchase
    Payments made before August 14, 1982.

..   You transfer your contract to, or designate, a beneficiary who is either
    37 1/2 years younger than you or a grandchild.

 CONTRACTS HELD BY TAX-FAVORED PLANS
 The following discussion covers annuity contracts held under tax-favored retirement plans. An Annuity may not be purchased or owned by a 401(a) trust or plan, a 403(b) plan, a 457 plan, a SIMPLE IRA or a SARSEP. The non-spousal beneficiary of any tax-favored retirement plan may not use the death benefit from that plan to purchase an Annuity as an IRA.

 Currently, an Annuity may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a) and 408(b) of the Code and Roth IRAs under Section 408A of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

 Each Annuity may also be purchased as a non-qualified annuity by a trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free-look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Because of the way each Annuity is designed, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, as a current contribution for Series B, or if you are age 50 or older, by making a single contribution consisting of your IRA contributions and catch-up contributions attributable to the prior year and the current year during the period from January 1 to April 15 for Series X and L. In 2006 the contribution limit is $4,000; increasing to $5,000 in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if after-tax contributions from a 401(a) plan, 403(b) annuity or 457 governmental plan are rolled over to an IRA, they may not subsequently be rolled over to a 401(a) plan, 403(b) annuity or 457 governmental plan.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "minimum distribution requirements"
    described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a roll-over is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

..   A 10% "early distribution penalty" described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a minimum distribution also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $45,000 in 2007 ($44,000 in 2006) or (b) 25% of your taxable compensation paid by the contributing
   employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2007, this limit is $225,000 ($220,000 for 2006);

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs.

 You will also be provided the same information, and have the same "free-look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

  .   Contributions to a Roth IRA cannot be deducted from your gross income;

  . "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and
      (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

  . If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Because of the way each Annuity is designed, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA for Series B with a current contribution or, for Series X and L, if you are age 50 or older by making a single contribution consisting of your Roth IRA contributions and catch-up contributions attributable to the prior year and the current year during the period from January 1 to April 15 of the current year. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from a Qualified plan can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, as of January 1, 2006, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular or conversion contributions to a Roth IRA. If you are considering rolling over funds from your Roth account under an employer plan, please contact your Financial Professional prior to purchase to confirm whether such rollovers are being accepted.

 REQUIRED MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION
 If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

 Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Contracts Held by Tax-Favored Plans
 Upon your death under an IRA or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were required to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Until withdrawn, amounts in an IRA or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation. For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 PENALTY FOR EARLY WITHDRAWALS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, or Roth IRA before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your being disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements. Note: If we do not have your correct taxpayer identification number, you may not elect out of withholding and withholding on periodic payments must be computed as if you were a single taxpayer with no exemptions.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

 Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.

 Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.

 Please consult your tax advisor if you have any additional questions.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.accessallstate.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, Systematic Withdrawals (including 72(q) and 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHAT IS ALLSTATE LIFE?
 Allstate Life is the issuer of the Annuities. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation. Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Annuities in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

 On June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, pursuant to a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Allstate Life and PICA also entered into an administrative services agreement pursuant to which PICA or an affiliate will administer the Separate Account and the Annuities after a transition period that may last up to two years. The benefits and provisions of the Annuities will not be changed by these transactions and agreements. None of the transactions or agreements will change the fact that we are primarily liable to you under your Annuity.

 WHAT IS THE SEPARATE ACCOUNT?
 Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. We have registered the Separate Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Separate Account or Allstate Life. We own the assets of the Separate Account. The Separate Account is a segregated asset account under Illinois law. That means we account for the Separate Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Separate Account that are in excess of the reserves and other Annuity liabilities with respect to the Separate Account are subject to liabilities relating to our other operations. Our obligations arising under the Annuities are general corporate obligations of Allstate Life. The Separate Account consists of multiple Sub-accounts, each of which invests in a corresponding Portfolio. We may add new Sub-accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Separate Account, its Sub-accounts or the Portfolios. We may use the Separate Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Separate Account.

 WHAT IS THE LEGAL STRUCTURE OF THE PORTFOLIOS?
 Each Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If a Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose Portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI, Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of Portfolios other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other Portfolios in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of a Portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of a Portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES
 Allstate Life has entered into an agreement with the Advanced Series Trust, which provides the Portfolios available within this Annuity. Under the terms of the agreement, Allstate Life, or its designee, may provide administrative and/or support services to the Portfolios for which it receives a fee of up to 0.10% annually of the average assets allocated to the Portfolios. In addition, under the terms of the reinsurance agreement between Allstate Life and The Prudential Insurance Company of America (PICA) (see "What Is Allstate Life"), the fee is payable to PICA from Allstate Life. PICA and the Advanced Series Trust are affiliates.

 PICA or its affiliates have entered into agreements with the investment managers of the Advanced Series Trust where PICA or its affiliates may provide administrative and/or support services to the Advanced Series Trust for which a fee or reimbursement is payable.

 In addition, an investment adviser, sub-adviser or distributor of the Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

 WHO DISTRIBUTES ANNUITIES OFFERED BY ALLSTATE LIFE?
 Allstate Distributors, L.L.C. ("Allstate Distributors"), located at 3100 Sanders Road, Northbrook, IL 60062, is the principal underwriter and distributor of the Annuities. Allstate Distributors is a wholly owned subsidiary of Allstate Life. Allstate Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

 Allstate Distributors does not sell Annuities directly to purchasers. Allstate Distributors enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Annuities through their registered representatives. The broker-dealers are registered with the SEC and are NASD member firms. Their registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Annuities. Annuities also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

 We will pay commissions to broker-dealers and banks which sell the Annuities. Commissions paid vary, but we may pay up to a maximum sales commission of 6.5% of total purchase payments. In addition, we may pay ongoing annual compensation of up to 1.15% of Account Value. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices. We estimate that commissions and annual compensation, when combined, will not exceed 8.5% of total purchase payments. However, commissions and annual compensation could exceed that amount because ongoing annual compensation is related to Account Value and the number of years the Annuity is held.

 From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Account Value annually. These payments are intended to contribute to the promotion and marketing of the Annuities, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to:
 (1) placement of the Annuities on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Annuities; (3) participation in sales conferences; and
 (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that Allstate Distributors paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http://www.sec.gov).

 To the extent permitted by NASD rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

 Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Allstate Distributors and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the Annuity.

 Allstate Life does not pay Allstate Distributors a commission for distribution of the Annuities. Allstate Distributors compensates its representatives who act as wholesalers, and their sales management personnel, for Annuity sales. This compensation is based on a percentage of premium payments and/or a percentage of Account Values. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Annuities, including any liability to Annuity owners arising out of services rendered or Annuities issued.

 Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 ADMINISTRATION
 We have primary responsibility for all administration of the Annuities and the Separate Account. We entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA") on June 1, 2006 whereby, after a transition period that may last up to two years, PICA or an affiliate will provide administrative services to the Separate Account and the Annuities on our behalf.

 We provide the following administrative services, among others:

..   issuance of the Annuities;

..   maintenance of Annuity owner records;

..   Annuity owner services;

..   calculation of unit values;

..   maintenance of the Separate Account; and

..   preparation of Annuity owner reports.

 We will send you Annuity statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy.

 You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error. We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Allstate Life are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:

..   calling our Customer Service Team at 1-866-695-2647 during our normal business hours, 8:30 a.m. EST to 8:00 p.m. EST, Monday through Friday,

..   writing to us via regular mail at Annuity Service Center, P.O. Box 70179,
    Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

..   accessing information about your Annuity through our Internet Website at
    www.accessallstate.com.

 You can obtain account information by calling our automated response system and at www.accessallstate.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.accessallstate.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Allstate Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Allstate Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 LEGAL MATTERS
 All matters of Illinois law pertaining to the Annuities, including the validity of the Annuities and Allstate Life's right to issue such Annuities under Illinois law, have been passed upon by Michael J. Velotta, General Counsel of Allstate Life.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:

..   Additions, Deletions or Substitutions of Investments

..   The Annuities

..   Tax-Free Exchanges (1035 Exchanges, Rollovers and Transfers)

..   Company

..   Principal Underwriter

..   Distribution

..   Allocation of Initial Purchase Payment

..   Determination of Accumulation Unit Values

..   General Matters

..   Federal Tax Status

..   Experts

..   Financial Statements

..   Separate Account Financial Information

..   Company Financial Information

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling 1-866-695-2647 or by writing to us at the Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits, we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.

 There is no information shown for the accumulation unit values of the Sub-accounts because, as of December 31, 2006, the Sub-accounts had not yet commenced operations.

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Allstate Life Insurance Company offers several deferred variable annuity products. Each Annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your Annuity was sold. You can verify which of these Annuities is available to you by speaking to your Financial Professional or calling 1-866-695-2647.

 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or Death Benefit protection.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future deposits into the annuity;
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected, and
..   Your desire to minimize costs and/or maximize return associated with the annuity.

 The following chart outlines some of the different features for the X Series, L Series, and B Series. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

 In addition, the hypothetical illustrations below reflect the Account Value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.

 Your registered Financial Professional can provide you with the prospectus for the Annuities, and can guide you to Selecting the Variable Annuity That's Right for You.

 ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY SERIES COMPARISON
 Below is a summary of the Allstate RetirementAccess Variable Annuity X Series, L Series, and B Series. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. This prospectus for the Annuities, as well as the Portfolio prospectuses, contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with the prospectuses for the Portfolios and can help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

-------------------------------------------------------------------------------------------------------------
                                     X SERIES                     L SERIES                  B SERIES
-------------------------------------------------------------------------------------------------------------
Minimum Investment             $10,000                    $10,000                   $1,000
-------------------------------------------------------------------------------------------------------------
Maximum Issue Age              75                         85                        85
-------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales      9 Years (based on date of  4 Years (based on date of 7 Years (based on date of
 Charge                        each purchase payment)     each purchase payment)    each purchase payment)
                               (9%, 8.5%, 8%, 7%, 6%,     (7%, 7%, 6%, 5%)          (7%, 6%, 5%, 4%, 3%,
                               5%, 4%, 3%, 2%)                                      2%, 1%)
-------------------------------------------------------------------------------------------------------------
Insurance Charge               1.55%                      1.50%                     1.15%
-------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee         Lesser of $35 or 2% of     Lesser of $35 or 2% of    Lesser of $35 or 2% of
                               Account Value              Account Value             Account Value
-------------------------------------------------------------------------------------------------------------
Purchase Credit                For purchase payments      No                        No
                               made up to and including
                               age 80, 5%, regardless of
                               the purchase payment
                               amount.

                               For purchase payments
                               made between ages 81-
                               85, 3%, regardless of the
                               purchase payment
                               amount.

                               Recaptured on (i) free-
                               look, or (ii) death or
                               medically-related
                               surrender occurring
                               within 12 months after
                               the date the credit is
                               applied.
-------------------------------------------------------------------------------------------------------------
Longevity Credit               0.40% of the sum of all    No                        No
                               purchase payments that
                               have been in the Annuity
                               for more than 9 years
                               less the cumulative
                               amount of withdrawals
                               made (including CDSC)
                               through the end of the
                               period applied annually
                               beginning on the 10/th/
                               Annuity Anniversary.
-------------------------------------------------------------------------------------------------------------
Fixed Rate Option              Currently offering         Currently offering        Currently offering
                               duration of 1 year only.   duration of 1 year only.  duration of 1 year only.
-------------------------------------------------------------------------------------------------------------
Variable Investment Options    Advanced Series Trust      Advanced Series Trust     Advanced Series Trust
-------------------------------------------------------------------------------------------------------------
Basic Death Benefit            The greater of: purchase   The greater of: purchase  The greater of: purchase
                               payments minus             payments minus            payments minus
                               proportional               proportional              proportional
                               withdrawals; and           withdrawals; and          withdrawals; and
                               unadjusted Account         unadjusted Account        unadjusted Account
                               Value, less an amount      Value                     Value
                               equal to all credits
                               applied within 12 months
                               prior to the date of death
-------------------------------------------------------------------------------------------------------------
Optional Death Benefits        Highest Daily Value        HDV/Combo 5%              HDV/Combo 5%
(for an additional cost)       (HDV)/ Combo 5%            Roll-up/HAV               Roll-up/HAV
                               Roll-up/Highest
                               Anniversary Value
                               (HAV)
-------------------------------------------------------------------------------------------------------------
Living Benefits                Guaranteed Minimum         Guaranteed Minimum        Guaranteed Minimum
(for an additional cost)       Income Benefit (GMIB)/     Income Benefit (GMIB)/    Income Benefit (GMIB)/
                               TrueIncome/                TrueIncome/               TrueIncome/
                               TrueIncome--Spousal/       TrueIncome--Spousal/      TrueIncome--Spousal/
                               TrueIncome--Highest        TrueIncome--Highest       TrueIncome--Highest
                               Daily                      Daily                     Daily

 HYPOTHETICAL ILLUSTRATION

 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:
..   An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% respectively.
..   No subsequent deposits or withdrawals are made from the Annuity.
..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the Portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows:
    -- 1.02% based on the fees and expenses of the Portfolios as of
       December 31, 2006. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the portfolios and then dividing by the number of Portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.
    -- The Separate Account level charges refer to the Insurance Charge.
..   The Annuity Value and Surrender Value are further reduced by the annual maintenance fee. For the X Series, the Annuity Value and Surrender Value also reflect the addition of any applicable Purchase Credits and Longevity Credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The surrender charge is calculated based on the date that the Purchase Payment was made and for purposes of these illustrations, we assume that a single purchase payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request). Shaded cells represent the Annuity with the highest customer Surrender Value for the Annuity Year. Multiple shaded cells represent a tie between two or more annuities. The L Series annuity, in light of its contingent deferred sales charges and insurance charge, and the fact that (unlike the X Series) it does not offer a Purchase Credit, has the highest surrender value of the three Annuities only in year five. Thus, with regard to surrender value alone, either the B Series or the X Series will provide higher surrender values in years other than year 5 in the 6% illustration. On the other hand, the L Series offers more flexibility with regard to the optional death benefits than the B Series and X Series. For the B Series and the X Series, the combination 5% Roll-up and the HDV Death Benefit may not be terminated once elected. In contrast, as detailed in the prospectus, the L Series permits the first-time election of certain optional death benefits, and the termination of certain optional death benefits, on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary). Please note, however, that the optional death benefits are not available with TrueIncome--Spousal on any annuity, so unless you elect to terminate the TrueIncome--Spousal benefit on the L Series at the time you choose to elect an optional death benefit, the optional death benefits will not be permitted. Please also note that the optional death benefits may not be available in certain states.

 0% GROSS RATE OF RETURN

               -----------------------------------------------------
                    L SHARE           B SHARE           X SHARE
               -----------------------------------------------------
               -----------------------------------------------------
                 NET               NET               NET
           -    RATE=   -2.50%    RATE=   -2.14%    RATE=   -2.52%
           ---------------------------------------------------------
               ANNUITY SURRENDER ANNUITY SURRENDER ANNUITY SURRENDER
           YR   VALUE    VALUE    VALUE    VALUE    VALUE    VALUE
           ----
           ---------------------------------------------------------
           1   97,534   90,534   97,871   90,871   102,360  93,360
           ---------------------------------------------------------
           ---------------------------------------------------------
           2   95,088   89,088   95,747   89,747    99,780  91,280
           ---------------------------------------------------------
           ---------------------------------------------------------
           3   92,703   87,703   93,668   88,668    97,231  89,231
           ---------------------------------------------------------
           ---------------------------------------------------------
           4   90,376   86,376   91,634   87,634    94,746  87,746
           ---------------------------------------------------------
           ---------------------------------------------------------
           5   88,107   88,107   89,643   86,643    92,323  86,323
           ---------------------------------------------------------
           ---------------------------------------------------------
           6   85,895   85,895   87,695   85,695    89,962  84,962
           ---------------------------------------------------------
           ---------------------------------------------------------
           7   83,737   83,737   85,788   84,788    87,660  83,660
           ---------------------------------------------------------
           ---------------------------------------------------------
           8   81,632   81,632   83,922   83,922    85,416  82,416
           ---------------------------------------------------------
           ---------------------------------------------------------
           9   79,579   79,579   82,096   82,096    83,229  81,229
           ---------------------------------------------------------
           ---------------------------------------------------------
           10  77,577   77,577   80,308   80,308    81,487  81,487
           ---------------------------------------------------------
           ---------------------------------------------------------
           11  75,625   75,625   78,559   78,559    79,789  79,789
           ---------------------------------------------------------
           ---------------------------------------------------------
           12  73,721   73,721   76,848   76,848    78,133  78,133
           ---------------------------------------------------------
           ---------------------------------------------------------
           13  71,864   71,864   75,173   75,173    76,520  76,520
           ---------------------------------------------------------
           ---------------------------------------------------------
           14  70,053   70,053   73,533   73,533    74,947  74,947
           ---------------------------------------------------------
           ---------------------------------------------------------
           15  68,286   68,286   71,929   71,929    73,413  73,413
           ---------------------------------------------------------
           ---------------------------------------------------------
           16  66,564   66,564   70,359   70,359    71,919  71,919
           ---------------------------------------------------------
           ---------------------------------------------------------
           17  64,884   64,884   68,822   68,822    70,462  70,462
           ---------------------------------------------------------
           ---------------------------------------------------------
           18  63,245   63,245   67,319   67,319    69,041  69,041
           ---------------------------------------------------------
           ---------------------------------------------------------
           19  61,647   61,647   65,847   65,847    67,657  67,657
           ---------------------------------------------------------
           ---------------------------------------------------------
           20  60,089   60,089   64,407   64,407    66,307  66,307
           ---------------------------------------------------------
           ---------------------------------------------------------
           21  58,569   58,569   62,997   62,997    64,992  64,992
           ---------------------------------------------------------
           ---------------------------------------------------------
           22  57,086   57,086   61,618   61,618    63,709  63,709
           ---------------------------------------------------------
           ---------------------------------------------------------
           23  55,641   55,641   60,268   60,268    62,459  62,459
           ---------------------------------------------------------
           ---------------------------------------------------------
           24  54,231   54,231   58,947   58,947    61,240  61,240
           ---------------------------------------------------------
           ---------------------------------------------------------
           25  52,856   52,856   57,654   57,654    60,053  60,053
           ---------------------------------------------------------
           ---------------------------------------------------------
           26  51,515   51,515   56,389   56,389    58,895  58,895
           ---------------------------------------------------------
           ---------------------------------------------------------
           27  50,207   50,207   55,150   55,150    57,766  57,766
           ---------------------------------------------------------
           ---------------------------------------------------------
           28  48,931   48,931   53,939   53,939    56,666  56,666
           ---------------------------------------------------------
           ---------------------------------------------------------
           29  47,687   47,687   52,753   52,753    55,593  55,593
           ---------------------------------------------------------
           ---------------------------------------------------------
           30  46,474   46,474   51,592   51,592    54,547  54,547
           ---------------------------------------------------------

 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.02%

 c. No optional death benefits or living benefits elected

 d. Surrender value assumes surrender 2 days prior to contract anniversary

 6% GROSS RATE OF RETURN

               -----------------------------------------------------
           -        L SHARE           B SHARE           X SHARE
               -----------------------------------------------------
                 NET               NET               NET
           -    RATE=    3.35%    RATE=    3.74%    RATE=    3.33%
           ---------------------------------------------------------
               ANNUITY SURRENDER ANNUITY SURRENDER ANNUITY SURRENDER
           YR   VALUE    VALUE    VALUE    VALUE    VALUE    VALUE
           ----
           ---------------------------------------------------------
           1   103,370   96,370  103,726   96,726  108,485   99,485
           ----
           ---------------------------------------------------------
           2   106,862  100,862  107,602  101,602  112,095  103,595
           ----
           ---------------------------------------------------------
           3   110,473  105,473  111,623  106,623  115,826  107,826
           ----
           ---------------------------------------------------------
           4   114,206  110,206  115,794  111,794  119,680  112,680
           ----
           ---------------------------------------------------------
           5   118,065  118,065  120,121  117,121  123,663  117,663
           ----
           ---------------------------------------------------------
           6   122,054  122,054  124,609  122,609  127,779  122,779
           ----
           ---------------------------------------------------------
           7   126,178  126,178  129,266  128,266  132,031  128,031
           ----
           ---------------------------------------------------------
           8   130,442  130,442  134,096  134,096  136,426  133,426
           ----
           ---------------------------------------------------------
           9   134,849  134,849  139,106  139,106  140,966  138,966
           ----
           ---------------------------------------------------------
           10  139,406  139,406  144,304  144,304  146,071  146,071
           ----
           ---------------------------------------------------------
           11  144,116  144,116  149,697  149,697  151,345  151,345
           ----
           ---------------------------------------------------------
           12  148,986  148,986  155,290  155,290  156,795  156,795
           ----
           ---------------------------------------------------------
           13  154,020  154,020  161,093  161,093  162,427  162,427
           ----
           ---------------------------------------------------------
           14  159,224  159,224  167,113  167,113  168,246  168,246
           ----
           ---------------------------------------------------------
           15  164,604  164,604  173,357  173,357  174,258  174,258
           ----
           ---------------------------------------------------------
           16  170,166  170,166  179,835  179,835  180,471  180,471
           ----
           ---------------------------------------------------------
           17  175,916  175,916  186,555  186,555  186,890  186,890
           ----
           ---------------------------------------------------------
           18  181,860  181,860  193,526  193,526  193,523  193,523
           ----
           ---------------------------------------------------------
           19  188,005  188,005  200,757  200,757  200,377  200,377
           ----
           ---------------------------------------------------------
           20  194,358  194,358  208,259  208,259  207,459  207,459
           ----
           ---------------------------------------------------------
           21  200,925  200,925  216,041  216,041  214,776  214,776
           ----
           ---------------------------------------------------------
           22  207,714  207,714  224,113  224,113  222,338  222,338
           ----
           ---------------------------------------------------------
           23  214,733  214,733  232,488  232,488  230,150  230,150
           ----
           ---------------------------------------------------------
           24  221,988  221,988  241,175  241,175  238,223  238,223
           ----
           ---------------------------------------------------------
           25  229,489  229,489  250,187  250,187  246,564  246,564
           ----
           ---------------------------------------------------------
           26  237,244  237,244  259,536  259,536  255,183  255,183
           ----
           ---------------------------------------------------------
           27  245,260  245,260  269,234  269,234  264,089  264,089
           ----
           ---------------------------------------------------------
           28  253,547  253,547  279,294  279,294  273,292  273,292
           ----
           ---------------------------------------------------------
           29  262,114  262,114  289,730  289,730  282,800  282,800
           ----
               -----------------------------------------------------
           30  270,971  270,971  300,557  300,557  292,625  292,625
           ---------------------------------------------------------

 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.02%

 c. No optional death benefits or living benefits elected

 d. Surrender value assumes surrender 2 days prior to contract anniversary

 In addition, the following charts indicate the days (measured from the Issue
 Date) in which each annuity product would have the highest Surrender Value amongst the products listed given the above assumptions.

 0% GROSS RATE OF RETURN

-------------------------------------------------------------------------------------------------------
                               Total Days in             Years from the           Days within the
                              which Product's         Issue Date in which       period in which the
                             Surrender Value is      the Surrender Value is      Surrender Value is
Product Name                      highest                   highest                   highest
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
L Series                            730                        4                        1460
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               5                     1461-1825
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               6                     1826-2189
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
B Series                           1,095                       6                        2190
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               7                     2191-2555
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               8                     2556-2920
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               9                     2921-3284
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
X Series                           9,125                      1-4                      1-1459
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               9                        3285
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                             10-30                   3286-3650
-------------------------------------------------------------------------------------------------------

 6% GROSS RATE OF RETURN

-------------------------------------------------------------------------------------------------------
                               Total Days in             Years from the           Days within the
                              which Product's         Issue Date in which       period in which the
                             Surrender Value is      the Surrender Value is      Surrender Value is
Product Name                      highest                   highest                   highest
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
L Series                            365                        4                        1460
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               5                     1461-1824
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
B Series                           4,868                       7                     2346-2555
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               8                     2556-2919
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               9                     3178-3284
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               18                    6568-6570
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               19                    6759-6935
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                             20-30                   6944-10950
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
X Series                           5,717                      1-3                      1-1095
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               4                     1096-1459
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               5                        1825
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               6                     1826-2190
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               7                     2191-2345
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               8                        2920
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               9                     2921-3178
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                             10-18                   3286-6567
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               19                    6571-6758
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                               20                    6936-6943
-------------------------------------------------------------------------------------------------------

 Days listed assume 365 days per year and do not account for Leap Years.
 *  Annual maintenance fee is waived for Account Values of $100,000 or more.
 1) For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 2) For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.
 3) These reductions result in hypothetical net rates of return corresponding to the 0% and 6% gross rates of return, respectively as follows: L Series -2.50% and 3.35%; B Series -2.14% and 3.74%; X Series -2.52% and 3.33%.

              APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

            Roll-up Value   ={($67,005 - $3,350) - [($67,005 - $3,350) X $1,650/($45,000 - $3,350)]} X 1.05
                            =($63,655 - $2,522) X 1.05
                            =$64,190
Highest Anniversary Value   =$70,000 - [$70,000 X $5,000/$45,000]
                            =$70,000 - $7,778
                            =$62,222
      Basic Death Benefit   =max [$43,000, $50,000 - ($50,000 X $5,000/$45,000)]
                            =max [$43,000, $44,444]
                            =$44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

            Roll-up Value   =$81,445 + $15,000 - [($81,445 + 15,000) X $5,000/$70,000]
                            =$81,445 + $15,000 - $6,889
                            =$89,556
Highest Anniversary Value   =$85,000 + $15,000 - [($85,000 + 15,000) X $5,000/$70,000]
                            =$85,000 + $15,000 - $ 7,143
                            =$92,857
      Basic Death Benefit   =max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) X $5,000/$70,000]
                            =max [$75,000, $60,357]
                            =$75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

  Highest Daily Value   =$90,000 - [$90,000 X $15,000/$75,000]
                        =$90,000 - $18,000
                        =$72,000
  Basic Death Benefit   =max [$80,000, $50,000 - ($50,000 X $15,000/$75,000)]
                        =max [$80,000, $40,000]
                        =$80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value   =$80,000 + $15,000 - [($80,000 + $15,000) X $5,000/$70,000]
                      =$80,000 + $15,000 - $6,786
                      =$88,214
Basic Death Benefit   =max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) X $5,000/$70,000}]
                      =max [$75,000, $60,357]
                      =$75,000

 The Death Benefit therefore is $88,214.

 APPENDIX D - ASSET TRANSFER FORMULA UNDER TRUEINCOME - HIGHEST DAILY BENEFIT

 We set out below the current formula under which we may transfer amounts between the Permitted Sub-accounts and the Benefit Fixed Rate Account. Upon your election of TrueIncome--Highest Daily, we will not alter the asset transfer formula that applies to your contract. However, we reserve the right to modify this formula with respect to those who elect TrueIncome--Highest Daily in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
  . C\\u\\ - the upper target is established on the effective date of the TrueIncome--Highest Daily (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

  . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

  . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

  .   L - the target value as of the current business day.

  .   r - the target ratio.

  . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

  . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee The factor is currently set equal to 1.

  .   V - the total value of all Permitted Sub-accounts in the annuity.

  .   F - the total value of all Benefit Fixed Rate Account allocations.

  . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

  .   T - the amount of a transfer into or out of the Benefit Fixed Rate
      Account.

  . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                                 L = I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                        Target Ratio r   =(L - F) / V.

..   If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

..   If r (less than) C\\l\\, and there are currently assets in the Benefit
    Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T = {Min(V, [L - F - V * Ct]/(1-Ct))}         T(greater than)0, Money moving from the Permitted Sub-accounts to the Benefit Fixed Rate Account
T = {Min(F, [L - F - V * C\\t\\]/(1-C\\t\\))} T(less than)0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts]

 Example:
 Male age 65 contributes $100,000 into the Permitted Sub-accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:

                          L     =I * Q * a
                                =5000.67 * 1 * 15.34
                                =76,710.28

 Target Ratio:

                       r     =(L - F) / V
                             =(76,710.28 - 0)/92,300.00
                             =83.11%

 Since r (greater than) Cu ( because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.

  T     ={ Min ( V, [ L - F - V * Ct]/( 1 - Ct))}
        ={ Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80]/( 1 - 0.80))}
        ={ Min ( 92,300.00, 14,351.40 )}
        =14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1    15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2    14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3    14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4    14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5    13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6    13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7    12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8    12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9    11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

RA17                                                             SKU# RA17 07/07

                      STATEMENT OF ADDITIONAL INFORMATION
                                 July 27, 2007
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                  ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY

Allstate RetirementAccess variable annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Allstate Life Insurance Company ("Allstate"), a stock life insurance company that is a wholly-owned subsidiary of Allstate Insurance Company and is funded through the Allstate Financial Advisors Separate Account I (the "Separate Account"). Each Annuity is purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated July 27, 2007. To obtain a copy of the prospectus, without charge, you can write to the Annuity Service Center, P.O. Box 70179, Philadelphia, Pennsylvania 19176, or contact us by telephone at (866) 695-2647.

This Statement of Additional Information uses the same defined terms as the prospectus for the Annuities, except as specifically noted.

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
       Additions, Deletions or Substitutions of Investments          2

       The Annuities                                                 2

       Tax-Free Exchanges (1035 Exchanges, Rollovers and Transfers)  2

       Company                                                       2

       Principal Underwriter                                         3

       Distribution                                                  3

       Allocation of Initial Purchase Payment                        5

       Determination of Accumulation Unit Values                     5

       General Matters                                               5

       Federal Tax Status                                            6

       Experts                                                       7

       Financial Statements                                          7

       Separate Account Financial Information                        X

       Company Financial Information                                 X

             ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We may add, delete, or substitute the Portfolio shares held by any Sub-account to the extent the law permits. We may substitute shares of any Portfolio with those of another Portfolio of the same or different underlying mutual fund if the shares of the Portfolio are no longer available for investment, or if we believe investment in any Portfolio would become inappropriate in view of the purposes of the Separate Account.

We will not substitute shares attributable to an Owner's interest in a Sub-account until we have notified the Owner of the change, and until the SEC has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Separate Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Owners.

We also may establish additional Sub-accounts or series of Sub-accounts. Each additional Sub-account would purchase shares in a new Portfolio of the same or different underlying mutual fund. We may establish new Sub-accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Sub-accounts in conjunction with the Annuity to existing Owners. We may eliminate one or more Sub-accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

We may, by appropriate endorsement, change the Annuity as we believe necessary or appropriate to reflect any substitution or change in the Portfolios. If we believe the best interests of persons having voting rights under the Annuities would be served, we may operate the Separate Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.

                                 THE ANNUITIES

The Annuities are primarily designed to aid individuals in long-term financial planning. You can use them for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.

         TAX-FREE EXCHANGES (1035 EXCHANGES), ROLLOVERS AND TRANSFERS

We accept purchase payments that are the proceeds of an Annuity in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code ("Code"). Except as required by federal law in calculating the basis of the Annuity, we do not differentiate between
Section 1035 purchase payments and non-Section 1035 purchase payments.

We also accept "rollovers" and transfers from Annuities qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other qualified contract that is eligible to "rollover" into an IRA. We differentiate among non-qualified contracts, IRAs and other qualified contracts to the extent necessary to comply with federal tax laws. For example, we restrict the assignment, transfer, or pledge of IRAs so the Annuities will continue to qualify for special tax treatment. An Owner contemplating any such exchange, rollover or transfer from an Annuity should contact a competent tax adviser with respect to the potential effects of such a transaction.

                                    COMPANY

Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

On June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, pursuant to a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Allstate Life and PICA also entered into an administrative services agreement pursuant to which PICA or an affiliate will administer the Separate Account and the Annuities after a transition period that may last up to two years. The benefits and provisions of the Annuities will not be changed by these transactions and agreements. None of the transactions or agreements will change the fact that we are primarily liable to you under your Annuity.

                             PRINCIPAL UNDERWRITER

We offer the Annuities to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws. Allstate Distributors, L.L.C. ("Allstate Distributors"), a wholly owned subsidiary of Allstate Life, serves as the principal underwriter for the Separate Account and distributes the Annuities. The offering of the Annuities is continuous. We do not anticipate discontinuing the offering of the Annuities, but we reserve the right to do so at any time. Commission income of Allstate Distributors is as follows:

                Allstate Distributors, L.L.C. Commission Income

                      Fiscal Year Ended             Commission Income
                      -----------------             -----------------
                            2006                           $0
                            2005                           $0
                            2004                           $0

                                 DISTRIBUTION

In addition to the commissions paid to the selling registered representative, we may make other payments to promote the sale of our Annuities. To contribute to the promotion and marketing of the Annuities, we may enter into compensation arrangements with certain selling broker-dealers or banks (collectively "firms") under which the firm will provide marketing and distribution support services.

The general types of payments that we make are:

    . Percentage Payments based upon Account Value. This type of payment is a percentage payment that is based upon the total Account Value of all Annuities that were sold through the firm.

    . Based upon Percentage Payments Sales. This type of payment is a percentage payment that is based upon the total amount received as purchase payments for Annuities sold through the firm.

    . Fixed payments. These types of payments are made directly to the firm in a fixed sum without regard to the value of Annuities sold. We may make payments upon the initiation of a relationship or subsequent payments for systems, operational and other support. Examples of other arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

To the extent permitted by NASD rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.

We are aware that the following firms received payment of more than $5,000 under one or more of these types of arrangements during the last calendar year or are expected to receive such payment during the current calendar year. The compensation includes payments in connection with variable annuity contracts issued by Allstate Life Insurance Company and Allstate Life Insurance Company of New York. Some payments may support the sale of all Allstate products offered through the firm which could include fixed annuities as well as life insurance products.

We do not offer the arrangements to all firms, and the terms of the arrangements may differ among firms. While all firms appearing below received payments under one or more of the general types listed above, payments are determined on a firm by firm basis. In fact, a listed firm may not request or accept certain types of payments listed above. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

NAME OF FIRM:

A.G. Edwards and Sons, Inc.
American General Securities, Inc.
Associated Investment Services, Inc.
Bank Insurance & Securities
Bancnorth Investment Group, Inc.
Citicorp Investment Services
Comerica Securities
Compass Brokerage, Inc.
CUNA Brokerage Services. Inc.
Cuso Financial Services, Inc.
FSC Securities Corporation
First Merit Securities, Inc.
HSBC Brokerage, Inc.
Independent Financial Marketing Group, Inc.
LPL Financial Services
Merrill Lynch
National City Investments, Inc.
National Planning Corporation
PNC Investments LLC
Primevest Financial Services, Inc.
Putnam
Royal Alliance Associates, Inc.
SII Investments, Inc.
Sentra Securities
Spelman & Co.
Stifel, Nicolaus & Company, Inc.
SunAmerica Securities, Inc.
Suntrust Securities, Inc.
UBS Financial Services, Inc.
Union Bank of California (UBOC)
US Bank
UVEST Financial Services Group, Inc.
Webster Investment Services, Inc.
Wescom Financial

                    ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in the prospectus, we generally will credit the initial purchase payment to your Annuity within two business days from the day on which we receive your payment at the Annuity Service Center. However, we may employ a different procedure than this if your Annuity purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of American Skandia Trust (the "Trust") or other fund held by that Sub-account by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid. As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature.

                                GENERAL MATTERS

Safekeeping of the Separate Account's Assets

We hold title to the assets of the Separate Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of the Portfolio shares held by each of the Sub-accounts.

The Portfolios do not issue stock certificates. Therefore, we hold the Separate Account's assets in open account in lieu of stock certificates. See the Portfolios' prospectuses for a more complete description of the custodian of the Portfolios.

Premium Taxes

Applicable premium tax rates depend on the Owner's state of residency and the insurance laws and our status in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations, or judicial acts.

Tax Reserves

We do not establish capital gains tax reserves for any Sub-account nor do we deduct charges for tax reserves because we believe that capital gains attributable to the Separate Account will not be taxable.

                              FEDERAL TAX STATUS

Other Tax Rules.

1. Diversification

The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the Annuities meet these diversification requirements.

2. Investor Control.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that each Annuity qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3. Entity Owners.

Where an annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the annuity will not be taxed as an annuity and increases in the value of the annuity over its cost basis will be subject to tax annually.

4. Purchase Payments Made Before August 14, 1982.

If your Annuity was issued in exchange for an annuity containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the Annuity. Generally, withdrawals are treated as a recovery of your investment in the Annuity first until purchase payments made before August 14, 1982 are withdrawn. Once all pre-August 14, 1982 purchase payments are withdrawn, then further withdrawals will come first from the income allocable to those purchase payments. That income is not subject to the 10% tax penalty.

5. Generation-Skipping Transfers.

If you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                                    EXPERTS

The consolidated financial statements of Allstate Life Insurance Company as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, and the related consolidated financial statement schedules included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is included herein (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising Allstate Financial Advisors Separate Account I as of December 31, 2006 and for each of the periods in the two year period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                             FINANCIAL STATEMENTS

The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) appear in the pages that follow:

    . consolidated financial statements of Allstate Life as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and related consolidated financial statement schedules, and

    . the financial statements of Allstate Financial Advisors Separate Account I, which are comprised of the underlying financial statements of the Sub-accounts as of December 31, 2006 and for each of the periods in the two years then ended.

The consolidated financial statements and schedules of Allstate Life included herein should be considered only as bearing upon the ability of Allstate Life to meet its obligations under the Annuities.